                                                                  EXHIBIT 10.1.1



                    NATIONAL CONVENIENCE STORES INCORPORATED

                         PROFIT SHARING PLAN AND TRUST


                            as Amended and Restated



                              December 16, 1993

                    NATIONAL CONVENIENCE STORES INCORPORATED
                         PROFIT SHARING PLAN AND TRUST
                            as Amended and Restated

                               TABLE OF CONTENTS

ARTICLE I.

Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-

         1.1     Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         1.2     Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         1.3     Actual Contribution Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
         1.4     Actual Deferral Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         1.5     Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         1.6     Affiliated Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         1.7     After-Tax Employee Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         1.8     Aggregate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         1.9     Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         1.10    Authorized Leave of Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         1.11    Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         1.12    Break-in-Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         1.13    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         1.14    Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         1.15    Considered Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         1.16    Deferral Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         1.17    Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         1.18    Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         1.19    Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         1.20    Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         1.21    Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         1.22    Employer Matching Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         1.23    Employer Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         1.24    Employer Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         1.25    Entry Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.26    Excess Aggregate Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.27    Excess Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.28    Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.29    Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.30    Highly Compensated Eligible Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         1.31    Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
         1.32    Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
         1.33    Marketable Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
         1.34    Net Profits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.35    Non-Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.36    Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.37    Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.38    Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.39    Qualified Nonelective Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
         1.40    Qualifying Employer Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         1.41    Retired Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         1.42    Signatory Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         1.43    Total Permanent Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         1.44    Transferred  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
         1.45    Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
         1.46    Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-

         1.47    Trustee                                                                                                     -22-
         1.48    Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-

ARTICLE II.

Employees Entitled to Participate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-

         2.1     Eligibility to Participate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         2.2     Participation Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
         2.3     Participation and Service Upon Reemployment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
         2.4     Full Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
         2.5     Transferred Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         2.6     Certification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         2.7     Notice to Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-

ARTICLE III.

Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-

         3.1     Deferral Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
         3.2     Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
         3.3     Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         3.4     After-Tax Employee Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
         3.5     Actual Deferral Percentage Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
         3.6     Actual Contribution Percentage Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -35-
         3.7     Excess Deferral Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
         3.8     Time of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -40-
         3.9     Committee to Prescribe Rules Governing Deferral Contributions and After-Tax Employee Contributions . . . .  -41-
         3.10    Prohibition Against Reversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -41-
         3.11    No Limitation Based on Net Profits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -41-
         3.12    Other Limits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-

ARTICLE IV.

Allocation to Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-

         4.1     Certification by the Signatory Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
         4.2     Separate Account Maintained for Each Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
         4.3     Transfer and Allocation of After-Tax Employee Contributions and Deferral Contributions to Participants'
                 Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
         4.4     Allocation of Employer Matching Contributions to Participants' Accounts  . . . . . . . . . . . . . . . . .  -44-
         4.5     Allocation of Employer Contribution to Participants' Accounts  . . . . . . . . . . . . . . . . . . . . . .  -44-
         4.6     Quarterly Allocation of Trust Fund Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -47-
         4.7     Quarterly Valuation of Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -48-
         4.8     Special Allocation Upon Termination, Partial Termination, or Complete Discontinuance of Employer Matching
                 Contributions and Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -48-
         4.9     Entry of Adjustments to Each Participant's Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -49-

         4.10    Rights in Trust Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -49-
         4.11    Application of Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -50-

ARTICLE V.

Limitations on Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -50-

         5.1     Limitation Under this Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -50-
         5.2     Limitation in Event of Participant's Participation in Defined Benefit Plan and Defined Contribution Plan .  -50-
         5.3     Disposition of Excessive Annual Additions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -52-
         5.4     Combining of Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -53-
         5.5     Transition Fraction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-
         5.6     Right of Reversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -54-

ARTICLE VI.

Retirement and Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-

         6.1     Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-
         6.2     Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -55-

ARTICLE VII.

Vesting of Participants' Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-

         7.1     Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
         7.2     Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -57-
         7.3     Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
         7.4     Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
         7.5     Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -58-
         7.6     Disposition of Unvested Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -61-
         7.7     Circumstances Rendering Vesting Schedule Inapplicable  . . . . . . . . . . . . . . . . . . . . . . . . . .  -62-
         7.8     Hardship Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -63-
         7.9     Distribution of After-Tax Employee Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -66-
         7.10    Missing Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -67-

ARTICLE VIII.

Claims for Plan Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -68-

         8.1     Application for Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -68-
         8.2     Processing of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -68-
         8.3     Notification to Claimant of Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -69-
         8.4     Review Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -69-
         8.5     Decision on Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -70-
         8.6     Disputed Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -70-

ARTICLE IX.

Distributions from Trust Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -71-

         9.1     Occasions for Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -71-

                                                                                                                                -
         9.2     Special Prohibition Against Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -71-
         9.3     Manner of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-
         9.4     Time of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -73-
         9.5     Mandatory Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -74-
         9.6     Distribution to Minors or Persons under Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -75-
         9.7     Community Property Interests - Interest of Spouse of Participant in the Event of Divorce . . . . . . . . .  -76-
         9.8     Incorporation of Revenue Procedure 93-12 Model Amendment . . . . . . . . . . . . . . . . . . . . . . . . .  -77-

ARTICLE X.

Top Heavy Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -78-

         10.1    Determination of Top Heavy Plan Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -78-
         10.2    Determination of Super Top Heavy Plan Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -79-
         10.3    Aggregate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -79-
         10.4    Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -80-
         10.5    Top Heavy Plan Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -81-
         10.6    Allocations to Non-Key Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -82-

ARTICLE XI.

Other Qualified Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -84-

         11.1    Transfers from Other Qualified Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -84-
         11.2    Transfers to Other Qualified Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -84-

ARTICLE XII.

Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -85-

         12.1    Appointment, Resignation and Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -85-
         12.2    Rights, Powers and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -85-
         12.3    Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -86-
         12.4    Annual Audit of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -87-
         12.5    Chairman and Secretary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -88-
         12.6    Quorum and Voting Majority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -88-
         12.7    Limitation on Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -88-
         12.8    Delegation of Rights, Powers and Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -89-
         12.9    Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -89-
         12.10   Compensation and Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -89-
         12.11   Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -90-
         12.12   Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -90-
         12.13   Reporting and Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -91-
         12.14   Statement to Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -91-
         12.15   Signatory Company to Supply Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -92-

ARTICLE XIII.

Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -92-

         13.1    Acceptance and Holding of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -92-
         13.2    Responsibility for Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -93-

         13.3    Resolutions of Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -94-
         13.4    Judicial Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -94-
         13.5    Dealings with Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -94-
         13.6    Annual Accounting by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -95-
         13.7    Preparation of Statement to Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -96-
         13.8    Resignation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -96-
         13.9    Removal of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -96-
         13.10   Appointment of Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -97-
         13.11   Trustee's Compensation and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -97-
         13.12   Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -98-
         13.13   Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -99-
         13.14   Voting and Exchange Offerings with  Respect to Employer Stock  . . . . . . . . . . . . . . . . . . . . . .  -99-

ARTICLE XIV.

Investment Powers of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -101-

         14.1    Standards; Prudent Man Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -101-
         14.2    Appointment of Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -102-
         14.3    Powers of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -102-
         14.4    Prohibited Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -106-
         14.5    Investment of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -108-

ARTICLE XV.

No Loans to Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -109-

ARTICLE XVI.

Amendment and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -109-

         16.1    Amendment - General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -109-
         16.2    Amendments Necessary to Comply with Intentions of Signatory Companies  . . . . . . . . . . . . . . . . . . -111-
         16.3    Termination with Respect to Signatory Company Without Establishment of a Successor Plan  . . . . . . . . . -111-
         16.4    Continuation of Plan and Trust by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -112-

ARTICLE XVII.

Continuance of Plan by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -113-

         17.1    Adoption of Plan by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -113-

ARTICLE XVIII.

Merger of Plan or Transfer of Plan Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -113-

         18.1    Transfer, Consolidation or Merger with Another Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . -113-

ARTICLE XIX.

Adoption of Plan by a Signatory Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -114-

         19.1    Method of Adoption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -114-
         19.2    Withdrawal from the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -114-

ARTICLE XX.

Recovery of Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -115-

         20.1    Initial Approval By Internal Revenue Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -115-
         20.2    Conditioned on Deductibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -116-

ARTICLE XXI.

Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -117-

         21.1    Plan is a Voluntary Undertaking by the Signatory Company . . . . . . . . . . . . . . . . . . . . . . . . . -117-
         21.2    Benefit Provided Solely by the Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -117-
         21.3    Nonalienation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -117-
         21.4    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -118-
         21.5    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -119-
         21.6    Reference to Code or Act Sections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -119-
         21.7    Binding Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -119-
         21.8    No Joint Venture Implied . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -119-
         21.9    Copies of Plan Available . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -120-
         21.10   Titles and Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -120-
         21.11   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -120-
         21.12   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -120-
         21.13   Agent for Service of Legal Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -120-
         21.14   Withholding; Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -121-
         21.15   Single Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -122-

                    NATIONAL CONVENIENCE STORES INCORPORATED

                         PROFIT SHARING PLAN AND TRUST
                            as Amended and Restated



         THIS TWENTIETH AMENDMENT AND RESTATEMENT of the NATIONAL CONVENIENCE STORES INCORPORATED PROFIT SHARING PLAN AND TRUST (generally the "Plan and Trust") is hereby made by National Convenience Stores Incorporated (the "Company").
                              W I T N E S S E T H:

         The Company and Cullen Center Bank and Trust entered into the Profit Sharing Plan and Trust Agreements, effective July 1, 1968, creating the National Convenience Stores Incorporated Profit Sharing Plan and Separate Trust Agreement. The Plan and Trust have been amended nineteen (19) times with the Fourth Amendment consolidating the Profit Sharing Plan and Trust Agreement, with the effective date of the First and Second Amendments being July 1, 1968, the effective date of the Third and Fourth and Fifth Amendments being July 1, 1976, the effective date of the Sixth Amendment being July 1, 1977, the effective date of the Seventh Amendment being July 1, 1978, the effective date of the Eighth and Ninth Amendments being July 1, 1981, the effective date of the Tenth Amendment being July 1, 1982, the effective date of the Eleventh Amendment, substituting Texas Commerce Bank as Trustee, being January 1, 1985, the effective date of the Twelfth Amendment being January 1, 1985, the effective date of Thirteenth Amendment being January 1, 1985, the effective date of the fourteenth Amendment being July 1, 1985, the effective date of the Fifteenth Amendment being July 1, 1986, the effective date of the Sixteenth Amendment being July 1, 1987, the effective date of the Seventeenth

Amendment being generally July 1, 1987, the effective date of the Eighteenth Amendment being September 30, 1991, and the effective date of the Nineteenth Amendment being July 1, 1993.

         WHEREAS, the Company desires to continue the Plan and Trust (notwithstanding any proceeding of the Company under Title 11 of the United States Code and any corporate transactions involving the Company in connection therewith); and

         WHEREAS, the Company, through the action of its board of Directors (the "Board of Directors"), in order to continue the tax qualification and exemption of the Plan and Trust under Section 401(a) and Section 501(a) of the Internal Revenue Code of 1986, as amended, and in order to make certain other changes to the Plan and Trust, wishes to amend and restate the Plan and Trust, generally effective July 1, 1989 (except where otherwise provided in this Plan and Trust);

         This document contains the provisions of the Plan and Trust as amended effective generally January 1, 1989 except as otherwise indicated. Unless expressly stated otherwise herein, each amended provision will be applicable only with respect to persons in employment status on the indicated effective date of the particular amended provision in question. The rights (if any) of all other persons will be determined by the provisions of the Plan and Trust as previously in effect, except as may otherwise be specifically provided hereby or by future amendments to the Plan and Trust.

         NOW, THEREFORE, pursuant to the provisions of Article XIII of the Plan and Trust, which permits the Company to amend the Plan and Trust, the Plan and Trust is hereby expressly continued and is hereby amended and restated as follows:

                                   ARTICLE I.

                                  Definitions

         Unless the context reasonably requires a broader, narrower or different meaning, as used herein the following words and phrases shall have the meanings set forth below:

         1.1 "Account" means, with respect to a Member, the ledger account showing such Member's interest in the Trust Fund.

         1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended.

         1.3 "Actual Contribution Percentage" means, with respect to a specified group of Eligible Employees, the average of the ratios (expressed as a percentage, rounded to the nearest one-hundredth percent) calculated separately for each Eligible Employee in such group of:

                 (a) the sum of the following contributions paid under the Plan on behalf of each such Eligible Employee for such Plan Year

                          (i) Employer Matching Contributions or any other matching contributions that are not Qualified Nonelective Contributions;

                     (ii) any After-Tax Employee Contributions (including any Excess Contributions that are recharacterized pursuant to the provisions of Article III, Section 3.5 of the
                 Plan);

                    (iii) Qualified Nonelective Contributions specifically designated for this purpose; and

                     (iv) Deferral Contributions specifically designated for this purpose;

to

                 (b) the Eligible Employee's Considered Compensation for such Plan Year.

For purposes of subsection (a)(i) above, "matching contribution" shall mean (I) any Employer contribution made to the Plan on behalf of an Eligible Employee on account of an After-Tax Employee Contribution made by such employee, (II) any Employer contribution made to the Plan on behalf of an Eligible Employee on account of such Employee's Deferral Contribution, and (III) any forfeitures allocated on the basis of After-Tax Employee Contributions, Deferral Contributions or matching contributions.

         With respect to any Highly Compensated Eligible Employee who is eligible to participate in two or more plans of the Company or an Affiliated Company to which matching contributions, employee contributions or both are made, all such contributions on behalf of such Highly Compensated Eligible Employee must be aggregated for purposes of determining such Employee's Actual Contribution Percentage.

         1.4 "Actual Deferral Percentage" means, with respect to a specified group of Eligible Employees for each Plan Year, the average of the ratios (expressed as a percentage, rounded off to the nearest one-hundredth percent) calculated separately for each Eligible Employee in such group of:

                 (a) the amount of Deferral Contributions (including any Excess Deferrals as defined in Article III, Section 3.7 of the Plan and paid under the Plan), and any Qualified Nonelective Contributions on behalf of each such Eligible Employee for such Plan Year;

to

                 (b) the Eligible Employee's Considered Compensation for such Plan Year.

With respect to any Highly Compensated Eligible Employee who participates in two or more cash or deferred arrangements of the

Company or Affiliated Company, this ratio shall be calculated by treating all such cash or deferred arrangements as one cash or deferred arrangement. The actual deferral ratio of an Eligible Employee, with respect to whom neither a Deferral Contribution nor a Qualified Nonelective Contribution is made, is zero.

         For the purpose of determining the Actual Deferral Percentage of a Highly Compensated Eligible Employee who is subject to the family aggregation rules of Code Section 414(q)(6) because such Member is either a "five percent owner" of the Company or one of the ten (10) Highly Compensated Eligible Employees paid the greatest amount of compensation (as defined under Code
Section 415) during the Plan Year, the following shall apply:

                 (1) The combined Actual Deferral Percentage for the family group (which shall be treated as one Highly Compensated
         Eligible Employee) shall be the greater of: (i) the Actual Deferral Percentage determined by aggregating elective contributions, compensation (as defined in Code Section 414(s)), and amounts treated as elective contributions of all eligible Family Members who are Highly Compensated Eligible Employees without regard to family aggregation; and (ii) the Actual Deferral Percentage determined by aggregating elective contributions, compensation (as defined in Code Section 414(s)), and amounts treated as elective contributions of all eligible Family Members (including Highly Compensated Eligible Employees). However, in applying the $200,000 limit to compensation (as defined in Code Section 414(s)), Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the Plan Year.

                 (2) Elective contributions, compensation (as defined in Code Section 414(s)), and amounts treated as elective contributions of all Family Members shall be disregarded for purposes of determining the Actual Deferral Percentage of the non-Highly Compensated Eligible Employee group except to the extent taken into account in paragraph
         (1) above.

                 (3) If an employee is required to be aggregated as a member of more than one family group in a plan, all

         Eligible Employees who are members of those family groups that include the employee are aggregated as one family group in accordance with paragraphs (1) and (2) above.

                 (4) Except as provided in paragraph (1) above, "Family Member" means, with respect to an affected Member, such Member's spouse, such Member's lineal descendants and ascendants and their spouses, as described in Code Section 414(q)(6)(B).

Paragraphs (1) through (4) above shall be administered in accordance with Treas. Reg. Section 1.401(k)-1(g)(3)(C) or its successor.

         Qualified Nonelective Contributions and Employer Matching Contributions may be treated as Deferral Contributions for purposes of determining a Member's Actual Deferral Percentage only if such Qualified Nonelective Contributions and Employer Matching Contributions (1) are nonforfeitable when made, and (2) are subject to the same distribution restrictions that apply to Deferral Contributions, without regard to whether they are actually taken into account as Deferral Contributions for such purpose. Qualified Nonelective Contributions and/or Employer Matching Contributions may be treated as Deferral Contributions only if the conditions described in Treas. Reg. Section 1.401(k)-1(b)(5) or its successor are satisfied.

         1.5 "Administrative Committee" means the committee appointed by the Company to administer the Plan and shall generally be referred to hereinafter as the "Committee."

         1.6 "Affiliated Company" means a corporation which would be a subsidiary in the Company's "parent-subsidiary controlled group" within the meaning of Section 1563(a)(1) of the Code except that "more than 50 percent" shall be substituted for "at least 80 percent" each time therein.

         1.7 "After-Tax Employee Contribution" means the amount each Participant elects to have the Signatory Company pay to the Trustee on behalf of such Participant pursuant to Article III, Section 3.4 of this Plan.

         1.8 "Aggregate Account" means, with respect to each Member, the value of the Account maintained on behalf of such Member, including all amounts attributable to Deferral Contributions, Employer Contributions, Employer Matching Contributions and any After-Tax Employee Contributions.

         1.9 "Annual Additions" means the sum credited to a Member's Account for any "limitation year" of (1) Employer contributions, (2) employee contributions as determined under Sections 415(c)(2), 415(l) and 419A(d)(2) of the Code, (3) forfeitures, if any, (4) amounts allocated, after March 31, 1984, to an individual medical account as defined in Section 415(l)(1) of the Code which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by the Employer. The percentage limitation referred to in Article V, Section 5.1(b) hereof shall not apply to: (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an

"Annual Addition", or (2) any amount otherwise treated as an "Annual Addition" under Section 415(l)(1) of the Code.

         1.10 "Authorized Leave of Absence" means the following periods of absence with respect to which the Employee is not treated by his Employer as having terminated employment, but for which the Employee is no longer on the payroll of the Employer and does not receive Considered Compensation:

                 (a) Absence due to accident, sickness or pregnancy as long as the Employee is continued on the employment rolls of the Signatory Company and remains eligible to return to work upon his recovery;

                 (b) Absence due to membership in the armed forces of the United States (but if such absence is not pursuant to orders issued by the armed forces of the United States, only if with the consent of the Signatory Company) provided that each such Employee shall apply for reinstatement in the employment of the Signatory Company within ninety
         (90) days after honorable discharge or after release to inactive duty, as the case may be; or

                 (c) Absence due to an approved leave of absence granted by a Signatory Company pursuant to established practices applied in a consistent and nondiscriminatory manner, provided each such Employee shall, prior to the expiration of such leave of absence, apply for reinstatement in the employment of the Signatory Company.

         1.11 "Beneficiary" or "Beneficiaries" means such natural person or persons, or trustee of a trust for the benefit of a natural person or persons, as may be determined pursuant to the provisions of Article VI, Section 6.2 hereof. For purposes of determining whether the Plan is a Top Heavy Plan, a Beneficiary of a deceased Member shall be considered as either a Key Employee or a Non-Key Employee, depending upon whether such deceased Member was classified as a Key Employee or Non-Key Employee.

         1.12 "Break-in-Service" with respect to an Employee means any Plan Year during which such Employee completes five hundred (500) or fewer Hours of Service. Solely for the purpose of determining whether a Member has incurred a one-year Break-in- Service, Hours of Service shall be recognized for "maternity and paternity leaves of absence." A "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a one-year Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed Five Hundred One (501). No Hours of Service will be credited for a "maternity or paternity leave of absence" unless the Employee furnishes to the Committee such timely information as it may reasonably require to substantiate the length and nature of such absence.

         Notwithstanding the foregoing, the severance from service date of an employee who is absent from service beyond the first anniversary of the first date of absence by reason of a maternity or paternity absence described in Section 410(a)(5)(E)(i) or Section 411(a)(6)(E)(i) of the Code is the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work is neither a period of service nor a period of severance.

         1.13    "Code" means the Internal Revenue Code of 1986, as amended.

         1.14    "Committee" means the Administrative Committee.

         1.15 "Considered Compensation" means, as to each Eligible Employee, all compensation otherwise paid by the Signatory Company during the Plan Year to the Eligible Employee following the Entry Date on which such Eligible Employee first became eligible for participation in the Plan under Section 1.19 of this Article I, including regular salary, hourly base pay, overtime pay, any bonuses and Deferral Contributions under this Plan and similar pre-tax employee contributions under the Company's Code Section 125 Plan, but excluding any Employer Contributions or any Employer Matching Contributions under this Plan.

         For purposes of Article V of the Plan, Considered Compensation shall not include the following:

                 (a) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                 (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
         Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Considered Compensation shall be limited to two hundred thousand dollars ($200,000) or such greater amount as may be determined pursuant to Section 416(d) or Section 401(a)(17) of the Code. Beginning with the Plan Year ending June 30, 1995, "$150,000" shall replace "$200,000" in the preceding sentence. In determining an Employee's Considered Compensation the rules of Section 414(q)(6) of the Code shall apply, except that the term "family" as used therein shall include only the Employee's spouse and any of the Employee's lineal descendants who have not attained age nineteen (19) on or before the last day of the Plan Year.

         1.16 "Deferral Contribution" means the amount each Member elects to have the Signatory Company pay to the Trustee on behalf of such Member pursuant to Article III, Section 3.1 of this Plan.

         1.17 "Determination Date" means, with respect to any Plan Year, (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         1.18 "Effective Date" of this Twentieth Amendment and Restatement of the Plan generally is July 1, 1989, except as otherwise set forth in this Plan, including Appendix A hereto.

         1.19 "Eligible Employee" means an Employee who has satisfied the eligibility requirements of Article II, Section 2.1. and attained his Entry Date.

         1.20 "Employee" means any person who is now or shall hereafter become employed by a Signatory Company but excluding independent contractors, self-employed persons or employees who are nonresident aliens deriving no earned income (constituting income earned from sources within the United States) from a Signatory Company.

         1.21 "Employer" means the Company and any Signatory Company or Affiliated Company, and shall include all trades and businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) and 414(c) of the Code or an affiliated service group as determined under Section 414(m) of the Code, and any other entity required to be aggregated pursuant to the regulations under Section 414(o) of the Code.

         1.22 "Employer Matching Contribution" and "Employer Contribution" means the amount contributed (if any) by the respective Signatory Companies on behalf of each Member which is equal to a percentage of such Member's Deferral Contribution and Considered Compensation, respectively. Any Employer Matching Contribution or Employer Contribution intended to qualify under Section 401(k) of the Code and intended to be included in the calculation of the Actual Deferral Percentage shall also be designated as a Qualified Nonelective Contribution.

         1.23 "Employer Real Property" means real property (and related personal property) which is leased to a Signatory Company or to an Affiliated Company of any such Signatory Company.

         1.24 "Employer Stock" means an equity security (preferred or common, voting or nonvoting) issued by a Signatory Company or by an Affiliated Company of any such Signatory Company.

         1.25 "Entry Dates" for each Plan Year are July 1, October 1, January 1 and April 1 of such Plan Year.

         1.26 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

                 (a) the aggregate amount of the After-Tax Employee Contributions and Employer Matching Contributions that are not designated as Qualified Nonelective Contributions (and any qualified nonelective contribution or elective contribution such as a Deferral Contribution which are taken into account in computing the Actual Contribution Percentage) actually made on behalf of Highly Compensated Eligible Employees for such Plan Year, over

                 (b) the maximum amount of contributions permitted under the Actual Contribution Percentage Test for such Plan Year, as determined under the provisions of Article III, Section 3.6 hereof.

         1.27 "Excess Contributions" means, with respect to any Plan Year, the excess of:

                 (a) the sum of the Deferral Contributions and Qualified Nonelective Contributions made on behalf of Highly Compensated Eligible Employees for such Plan year, over

                 (b) the maximum amount of contributions permitted under the Actual Deferral Percentage test for such Plan Year, as determined under the provisions of Article III, Section 3.5 hereof.

         1.28 "Family Member", unless defined differently elsewhere in this Plan, means with respect to an affected Member such Member's lineal descendants and ascendants and their spouses, as described in Code Section 414(q)(6)(B).

         1.29 "Forfeiture" means the nonvested portion of a Member's Account which is forfeited under Article VII of the Plan generally because of termination of employment before full vesting.

         1.30 "Highly Compensated Eligible Employee" means an Employee described in Section 414(q) of the Code and generally means an

Eligible Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

                 (a) during the "determination year" or "look-back year" was a five-percent owner of the Employer, as defined in Section 416 of the Code and the regulations issued thereunder;

                 (b) received compensation during the "look-back year" from the Employer in excess of $75,000 (or such other amount in effect under Section 414(q)(1)(B) of the Code);

                 (c) received compensation during the "look-back year" from the Employer in excess of $50,000 (or such other amount in effect under Section 414(q)(1)(C) of the Code) and was in the top-paid group of employees for such Plan Year. An Employee is in the "top-paid group" of employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of compensation paid during such Plan Year. For purposes of determining the "top-paid group" of Employees for any Plan Year, Section 414(q)(8) of the Code and Q & A 9(b) of Treas. Reg.
         Section 1.414(q)-1T shall apply to exclude certain employees; or

                 (d) was during the "look-back year" an officer of the Employer (as defined in Section 416 of the Code and the regulations issued thereunder) and received compensation greater than fifty percent (50%) of the limit in effect under Section 415(b)(1)(A) for such Plan Year. Notwithstanding the preceding sentence, for purposes of this subsection (d) the following rules shall apply:

                          (1) the number of officers taken into account for any year shall not exceed the lesser of

                                  (A)      fifty (50) employees; or

                                  (B)      the greater of three (3) employees
                          or ten percent (10%) of employees; and

                          (2) if no officer of the Employer received compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year, then the highest paid officer of the Employer shall be treated as having received such amount of compensation; and

                          (3) for the purpose of determining the number of officers, Employees described in Section 414(q)(8) of the Code shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers.

                 (e) was in the group consisting of the one hundred (100) Eligible Employees paid the greatest compensation during the "determination year" and would also be described in (b), (c) or (d) above, after modifying these paragraphs by substituting "determination year" for "look-back year."

The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period or (if the Employer elects pursuant to Q & A 14 of Treas. Reg. Section 1.414(q)-1T) the calendar ending with or within the determination year. For purposes of this Section 1.30, "compensation" shall be defined under
Section 414(q)(7) of the Code and the regulations thereunder and shall mean compensation under Section 415(c)(3) of the Code and regulations thereunder which is actually paid and shall include amounts that would otherwise be excluded from gross income under Sections 125, 402(a)(8), 402(h)(1)(B) and 403(b) of the Code.

         There will be attributed to any five percent (5%) owner or any of the ten (10) most highly compensated Eligible Employees any compensation paid to, contributions made by or on behalf of, or benefits provided for any family member of such five percent (5%) owner or highly compensated Eligible Employee, pursuant to Section 414(q)(6) of the Code and the regulations thereunder. "Family Member" for purposes of the preceding sentence means the spouse and the lineal ascendants and descendants (and spouses of such ascendants and descendants) of any employee or former employee. A former employee shall be treated as a Highly Compensated Eligible Employee if such former employee was a Highly Compensated Eligible Employee as defined herein at the time he separated from service or at any time after attaining age fifty-five (55). Except as provided by Section 416(i)(1)(C) of the Code and the regulations thereunder, an Employee's status as a Highly Compensated Eligible Employee is to be determined by reference to the controlled group of corporations as provided in Section 414(b) of the Code, and employers aggregated under Sections 414(b), (c), (m) or (o) are treated as a single employer.

         Notwithstanding the preceding paragraph, an Employee who was not a Highly Compensated Eligible Employee, as defined in subsections (b), (c) or
(d), for the immediately preceding Plan Year shall not be treated as a Highly Compensated Eligible Employee, as defined in subsections (b), (c) or (d), for the current Plan Year unless such Employee is a member of the group consisting of the one hundred (100) Employees paid the highest Considered Compensation during the current Plan Year.

         1.31 "Hour of Service" means a time of service determined under regulations prescribed by the Secretary of Labor. For purposes of this determination, "Hours of Service" shall include each hour for which an Employee is directly or indirectly paid by the Signatory Company for performance of duties and for reasons other than performance of duties such as vacation, holidays, sickness, disability, lay-off, jury duty, and similar paid periods; and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by a Signatory

Company. All "Hours of Service" shall be credited to the Employee for the computation period or periods in which the duties were performed or, in cases where the Employee is paid for reasons other than the performance of duties, pursuant to the procedures outlined in Department of Labor Regulation Section 2530.200b-2(b) and (c); provided, however, where back pay has been either awarded or agreed to by the Signatory Company, such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         Hours of Service shall be determined for all purposes under the Plan on the basis of hours worked. Each Employee shall be credited with 45 Hours of Service for each week for which such Employee would otherwise have been credited with at least one Hour of Service under this Section 1.31.

         1.32 "Key Employee" means any Employee or former Employee (and any Beneficiary of a Employee or former Employee) who, at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

                 (a) an officer of the employer (as defined in Section 416 of the Code and the regulations issued thereunder) having annual compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year. Only incorporated employers will be considered as having officers;

                 (b) one of the ten Employees owning (or considered as owning within the meaning of Section 318 of the Code) (i) more than one-half percent (0.5%) interest and (ii) the largest interests in all employers required to be aggregated under Code Sections 414(b), 414(c), and 414(m). However, an Employee shall not be considered a top ten owner for a Plan Year under the preceding sentence if the Employee earns less than $30,000 in annual compensation (or such other amount adjusted in accordance with Section 415(c)(1)(A) of the Code) as in effect for the calendar year in which the Determination Date falls. For this purpose, if two Employees have the same such interest, the Employee having the greater Considered Compensation shall be treated as having the larger interest;

                 (c) a "five percent owner" of the employer. For this purpose, "five percent owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, employers which would otherwise be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be treated as separate employers; or

                 (d) a "one percent owner" of the employer having an annual compensation from the employer of more than $150,000. For this purpose, "one percent owner" means any person who owns (or is considered owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of the employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, the employers which would otherwise be aggregated under Sections 414(b), 414(c), and 414(m) of the Code shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be aggregated.

         In addition, for Plan Years beginning after December 31, 1984, if a Member or Former Member has not performed any services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account for such Member or Former Member shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan under Article X, Section 10.1 or 10.2.

         1.33 "Marketable Obligation" means a bond, debenture, note, certificate, or other evidence of indebtedness, referred to as an "obligation", if:

                 (a)      Such obligation is acquired:

                          (1)     On the market

                                  (A)      At the price of the obligation
                          prevailing on a national securities exchange which is registered with the Securities and Exchange Commission; or

                                  (B)      If the obligation is not traded on
                          such a national securities exchange, at a price not less favorable to the Plan than the offering price for the obligation as established by current bid and asked prices quoted by persons independent of the issuer;

                          (2)     From an underwriter, at a price

                                  (A) Not in excess of the public offering price for the obligation as set forth in a prospectus or offering circular filed with the Securities and Exchange Commission; and

                                  (B)      At which a substantial portion of
                          the same issue is acquired by persons independent of the issuer; or

                          (3) Directly from the issuer, at a price not less favorable to the Plan than the price paid currently for a substantial portion of the same issue by persons independent of the issuer;

                 (b)      Immediately following acquisition of such obligation:

                          (1) Not more than twenty-five percent (25%) of the aggregate amount of obligations issued in such issue and outstanding at the time of acquisition is held by the Plan; and

                          (2) At least fifty percent (50%) of the aggregate amount referred to in subparagraph (1) is held by persons independent of the issuer; and

                 (c) Immediately following acquisition of the obligation, not more than twenty-five percent (25%) of the assets of the Plan is invested in obligations of the

         Signatory Company or an Affiliated Company of the Signatory Company.

         1.34 "Net Profits" means, as to each Signatory Company, such Signatory Company's net profits as indicated on its books before any deductions for federal income taxes, state franchise taxes or other taxes measured by net annual income, and before any deductions for contributions to this Plan.

         1.35 "Non-Key Employee" is an Employee who is not a Key Employee at any time during the Plan Year or any of the preceding four (4) Plan Years and the Beneficiaries of such Employee.

         1.36 "Participant" means an Eligible Employee who elects to or otherwise does participate in the Plan during the Plan Year.

         1.37 "Plan" means, generally, the National Convenience Stores Incorporated Profit Sharing Plan and Trust (which is also herein referred to as the "Plan and Trust") herein set forth, and more particularly may be used to refer to the provisions of the Plan and Trust, as distinct from the Trust provisions, and all subsequent amendments thereto.

         1.38 "Plan Year" is the 12-month period beginning July 1 and ending on the following June 30.

         1.39 "Qualified Nonelective Contributions" means any Employer Contribution or Employer Matching Contribution (other than a Deferral Contribution) that satisfies the same vesting and distribution provisions applicable to Deferral Contributions as provided in Article VII of the Plan and is designated by the Committee as a Qualified Nonelective Contribution.

         1.40 "Qualifying Employer Security" means a security issued by a Signatory Company or by an Affiliated Company thereof which is Employer Stock or a Marketable Obligation.

         1.41 "Retired Participant" means a person who was at one time a Participant and who has terminated employment on or after Normal Retirement Age with a vested Account balance.

         1.42 "Signatory Company" or "Signatory Companies" means the Company and any of the Company's Affiliated Companies which adopts this Plan pursuant to Article XIX, Section 19.1.

         1.43 "Total Permanent Disability" means a mental or physical disability which, in the opinion of a physician selected by the Committee, is expected to result in death or to be long, continued and of indefinite duration which will prevent a Participant from continuing the customary duties of his employment with the Employer and which:

                 (a) Was neither contracted, suffered or incurred while such Participant was engaged in, nor resulted from his having engaged in, a felonious criminal enterprise;

                 (b) Did not result from an intentionally self-inflicted injury;

                 (c) Did not result from an injury incurred while a member of the armed forces of the United States and for which such Participant receives a military pension; and

                 (d) Did not result (directly or indirectly) from the Participant's engaging in substance abuse as determined by the Committee under standards set forth in the substance abuse policy adopted by the Signatory Company which employs the Participant.

         1.44 "Transferred" as used with respect to an Employee and "Transfer of an Employee" means the termination of employment of an Employee by one Signatory Company and the contemporaneous commencement of the employment of such Employee by another Signatory Company.

         1.45 "Trust" means, generally, the trust estate created herein or by the separate agreement of the Company and the Trustee and more particularly may be used to refer to the Trust provisions of the Plan and Trust, as distinct from the Plan provisions.

         1.46 "Trust Fund" means the cash, bonds, stocks and other properties held by the Trustee pursuant to the Trust created under the Plan.

         1.47    "Trustee" means _________________________ or any
individual(s), corporation(s) or institution(s) appointed by the Company to administer the Trust as co-Trustees or successor Trustees.

         1.48 "Year of Service" means a Plan Year during which an Employee has not less than one thousand (1,000) Hours of Service with a Signatory Company. For purposes of determining eligibility under Article II, an Employee's initial twelve (12) months of service with the Signatory Company, beginning with the day he first performs an Hour of Service, shall be the computation period used initially to determine whether he has a Year of Service. Thereafter, the computation period shall be measured with respect to the Plan Year which includes the first anniversary of his employment commencement date and, where necessary, subsequent Plan Years. The computation of Years of Service before a Break-in-Service includes Years of Service required for eligibility plus all vesting computation periods based on one thousand (1,000) Hours of Service during a Plan Year. An Employee who is credited with the required Hours of Service in both the initial computation period and the Plan Year which includes the first anniversary of his employment commencement date, shall be credited with 2 Years of Service for purposes of eligibility to participate. For all other purposes the computation of such period shall be made with reference to the Plan Year. Years of Service for eligibility and vesting and Years of Service for vesting purposes shall also include Hours of Service with an Affiliated Company to the extent designated by the Committee or as otherwise required by law.

                                  ARTICLE II.

                       Employees Entitled to Participate

         2.1 Eligibility to Participate. Every Employee shall become a Participant of the Plan on the Entry Date next following the completion of one
(1) Year of Service with a Signatory Company. The Committee may require any Participant to execute application forms, but the execution of such forms shall not be a condition precedent to participation in the Plan. A Participant's election to make Deferral Contributions under this Plan shall in no way be made a direct or indirect condition of any other benefit provided by the Employer to such Participant under this or any other plan or arrangement. The preceding sentence shall not apply to any Employer Matching Contribution made by reason of such election.

         2.2 Participation Status. In the event that any Participant shall fail, in any Plan Year of his employment after the Effective Date, to accumulate one thousand (1,000) Hours of Service but does not incur a one (1) year Break-in-Service, his Account shall be placed on inactive status. In such case, such Plan Year shall not be considered as a Year of Service for the purpose of determining the Participant's vested interest in accordance with Article VII hereof and the Participant shall not share in any Employer Contributions or Forfeitures for any such Plan Year, but he shall continue to receive income allocations and valuation adjustments in accordance with Article IV, Sections 4.6 and 4.7, and shall continue to have the right to elect to make After-Tax Employee Contributions, Deferral Contributions and receive Employer Matching Contributions in accordance with Article III, Sections 3.1, 3.2 and 3.4 until his employment terminates as described in the following paragraph. In the event such Participant accumulates one thousand (1,000) Hours of Service in a subsequent Plan Year, his Account shall revert to active status with full rights and benefits under this Plan restored.

         In the event a Participant terminates employment for any reason, such Participant shall (to the extent previously eligible):

                 (a) share in any Employer Matching Contributions through the date of his termination of employment,

                 (b) continue to receive income allocations and valuation adjustments on the amount in his Account pursuant to Article IV, Sections 4.6 and 4.7 after his termination of employment until the complete distribution of his Account pursuant to Article IX hereof, and

                 (c) continue to have the right to elect to make Deferral Contributions in accordance with Article III, Section 3.1 until the date of his termination of employment.

         2.3 Participation and Service Upon Reemployment. Participation in the Plan shall cease upon termination of employment with the Signatory Company. Termination of employment may result from retirement, death, disability, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Signatory Company by the date on which an Authorized Leave of Absence expires.

         Upon the reemployment of any person who had previously been employed by the Signatory Company, the following rules shall apply in determining his participation in the Plan:

                 (a) If the reemployed Employee was not a Participant of the Plan during his prior period of employment, he must meet the service requirements of Section 2.1 for participation in the Plan as if he were a new Employee; provided, however, that if such Employee failed to incur a Break-in-Service prior to his reemployment commencement date, the eligibility computation period for such reemployed Employee shall be the initial period beginning with the Employee's employment commencement date and not the date of his reemployment.

                 (b) If the reemployed Employee had previously satisfied the requirements of Section 2.1 and had been a Participant in the Plan prior to his termination of employment, he shall become a Participant on his reemployment commencement date if:

                          (i) such reemployed Employee had any vested interest (greater than zero) in the portion of his Account attributable to Employer Contributions and Employer Matching Contributions, or

                          (ii)    such reemployed Employee's number of
                 consecutive one-year Breaks in Service incurred prior to his reemployment is less than the greater of 5 or his aggregate Years of Service before the break in service.

                 (c) If the reemployed Employee had no vested interest (i.e., had been zero vested) in the portion of his Account attributable to Employer Contributions and Employer Matching Contributions prior to his termination of employment, he then shall be required to meet the service requirements of Section 2.1 for participation in the Plan as if he were a new Employee, if his number of consecutive one-year Breaks in Service incurred prior to his reemployment equal or exceed the greater of 5 or his aggregate Years of Service before the break in service.

For purposes of this section, an Employee's employment commencement date shall be the date he first performs an Hour of Service for the Signatory Company and his reemployment commencement date shall be the date he first performs an Hour of Service upon reemployment with the Signatory Company.

         2.4 Full Participation. A Participant who completes both a Year of Service and is in employment on the last day of the Plan Year shall participate fully in the Plan for such Plan Year with respect to Employer Contributions and Forfeitures. Employment on the last day of the Plan Year or completion of a Year of Service shall not be required in order for a Participant to continue to participate in the Plan for such Plan Year for purposes of making Deferral Contributions, After-Tax Employee Contributions or receiving Employer Matching Contributions, income allocations and valuation adjustments for such Plan Year. However, except to the extent otherwise provided in this Plan, any Participant who fails to both remain in employment until the last day of the Plan Year and complete a Year of Service shall not be eligible to participate in the Plan for such Plan Year for purposes of sharing in Employer Contributions and Forfeitures. As long as a terminated Participant's Account remains in the Plan such Participant's Account shall be credited with income allocations and valuation adjustments. A Participant who is not eligible to "fully participate" in the Plan within the meaning of this
Section 2.4, shall nonetheless have the right to elect to make Deferral Contributions, After-Tax Employee Contributions and receive Employer Matching Contributions.

         2.5 Transferred Employee. An Employee's status as either an Employee, Eligible Employee or a Participant shall not be deemed to be interrupted or severed by the fact that he is transferred from the employ of one Signatory Company to that of any other Signatory Company or performs services for more than one Signatory Company.

         2.6 Certification. Eligibility shall be determined by the Committee, based upon information furnished by the Signatory Company.

         2.7 Notice to Employees. The Committee shall notify each Employee of his eligibility to participate a reasonable time prior to the Entry Date on which he will become an Eligible Employee under Section 2.1 hereof, and each such notice shall be accompanied by an enrollment form and a description of the Plan written in a manner reasonably calculated to be understood by the Employee.

                                  ARTICLE III.

                                 Contributions

         3.1 Deferral Contributions. For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, each Participant employed by such Signatory Company may elect to have allocated to his Account as a Deferral Contribution any whole percentage from one percent (1%) to ten percent (10%) of his Considered Compensation for the Plan Year; provided, however, that the Committee in its discretion may limit the percentage deferred by any Participant who is a Highly Compensated Eligible Employee. The Deferral Contribution shall be paid through payroll deductions of the applicable percentage by the

Signatory Company, and the compensation otherwise paid to the Participant shall be reduced to the extent of such Deferral Contribution.

         The Participant may change his Deferral Contribution percentage by filing the required form with the Committee at least 30 days before any Entry Date, and the new amount of Deferral Contribution shall become effective as of such Entry Date.

         Elections to make or change Deferral Contributions shall be in writing, signed by the Participant, on such form or forms as the Committee shall prescribe. Upon termination of employment, the amount attributable to the Deferral Contribution allocated to the Participant's Account shall be distributed pursuant to Article VII of this Plan.

         Each Participant's Deferral Contribution for a Plan Year under this Plan shall be limited to $7,000 (as adjusted for the cost of living, or such other amount provided in Section 402(g)(5) of the Code). If a Participant's total personal deferral contributions exceed $7,000 (as adjusted for the cost of living, or such other amount provided in Section 402(g)(5) of the Code) in any Plan Year the provisions of Article III, Section 3.7 hereof shall become applicable. The term "total personal deferral contributions" means the sum of all Deferral Contributions and any other "elective deferrals" by an Eligible Employee under any other cash or deferred arrangements or (qualified plan type) elective deferral vehicle of the Employer or any other employer, subject to any offset rules provided under the Code or regulations.

         No Deferral Contribution may be taken into account for purposes of determining whether any other contributions under this Plan or any other plan meet the requirements of Section 401(a) or Section 410(b) of the Code, or for purposes of satisfying the ("top heavy") minimum allocation rules of Article X,
Section 10.6 of this Plan. The preceding sentence shall not apply for purposes of determining whether a plan meets the percentage portion or average benefit requirement of Section 410(b)(2)(A)(ii) of the Code.

         3.2 Employer Matching Contributions. Until modified as provided below, for each Plan Year beginning with the Plan Year ending June 30, 1994, each Signatory Company shall, subject to the limitations provided in this Plan, contribute to the Trust, an Employer Matching Contribution equal to a one hundred percent (100%) of each Participant's Deferral Contribution for such Plan Year up to a maximum Deferral Contribution of three percent (3%) of each such Participant's Considered Compensation. The amount of the Employer Matching Contribution can be prospectively changed at any time by a resolution adopted by the Board of Directors, acting in its sole discretion, such change to become effective on the first day of the first payroll period beginning in the first month following the adoption of the Board of Directors' resolution. Such resolution will be communicated to the Signatory Companies by the Company and to the Participants by their respective Signatory Companies. Each Signatory Company shall have the right to make a larger or additional Employer Matching Contribution on behalf of Participants who are not Highly Compensated Eligible Employees for the purpose of assuring the Plan's compliance with the Actual

Deferral Percentage Test of Section 3.5 of this Article III and the Actual Contribution Percentage Test of Section 3.6 of this Article III, and such additional Employer Matching Contribution for non- Highly Compensated Eligible Employees shall be immediately and fully nonforfeitable and shall not be subject to any vesting schedule in Article VII hereof.

         3.3     Employer Contributions.

         For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, such Signatory Company may, subject to the limitations contained in Section 3.12 of this Article III, contribute to the Trust, an Employer Contribution any amount determined by the Board of Directors, acting in its sole discretion. The amount of the Employer Contribution for each Plan Year may be established by a resolution adopted by the Board of Directors, acting in its sole discretion. Such resolution will be communicated to the Signatory Companies by the Company.

         3.4 After-Tax Employee Contributions. For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, each Participant employed by such Signatory Company may elect to have allocated to his Account as an After-Tax Employee Contribution in two percent (2%) increments from two percent (2%) to six percent (6%) of his Considered Compensation for the Plan Year; provided, however, that the Committee in its discretion may limit the percentage deferred by any Participant who is a Highly Compensated Eligible Employee. The After-Tax Employee Contribution shall be paid through payroll deductions of the applicable percentage by the Signatory Company, and the compensation otherwise paid to the Participant shall be reduced to the extent of such After-Tax Employee Contribution.

         At the end of each payroll period under procedures adopted by the Committee, the Signatory Company shall transfer the After-Tax Employee Contributions to the Trustee and shall certify to the Committee the names of the Employees, the names of the Participants, and the After-Tax Employee Contribution amount for each Participant. The Committee shall allocate the After-Tax Employee Contribution made on behalf of a Participant directly to such Participant's Account. The Participant may change his After- Tax Employee Contribution percentage by filing the required form with the Committee at least thirty (30) days before any Entry Date, and the new After-Tax Employee Contribution shall become effective as of such Entry Date.

         The Participant shall have the right to suspend his After-Tax Employee Contribution at any time by giving a written notification to the Committee. Such suspension shall become effective no later than the second payroll period following the payroll period during which such notification is received by the Committee.

         Elections to make After-Tax Employee Contributions, increase or decrease After-Tax Employee Contributions, suspend After- Tax Employee Contributions or resume After-Tax Employee Contributions shall be in writing, signed by the Participant, on such form or forms as the Committee shall prescribe. Upon termination of employment, the amount attributable to the After-Tax Employee Contribution allocated to the Participant's Account shall be distributed pursuant to Article VII of this Plan. The balance in each Participant's After-Tax Employee Contribution Account shall be fully vested at all times and shall not be subject to forfeiture for any reason. A Participant may elect to withdraw all or part of his After-Tax Employee Contributions from his Account and the actual earnings thereon under Article VII, Section 7.9 of this Plan. If the Committee maintains sub-accounts with respect to After-Tax Employee Contributions (and earnings thereon) which were made on or before a specified date, a Participant shall be permitted to designate which sub-account shall be the source for his withdrawal.

         3.5 Actual Deferral Percentage Test. If for the Plan Year the Actual Deferral Percentage for the group of Highly Compensated Eligible Employees (based upon Eligible Employee participation elections) would be more than the greater of:

                 (a) the Actual Deferral Percentage of all other Eligible Employees multiplied by 1.25; or

                 (b) the lesser of (i) two percentage (2%) points plus the Actual Deferral Percentage of all other Eligible Employees, or (ii) the Actual Deferral Percentage of all other Eligible Employees multiplied by two (2), such Excess Contribution shall be corrected in the manner set forth below. The calculation described in the preceding sentence is referred to herein as the "Actual Deferral Percentage Test." The Committee may, in its discretion, select either of the following methods of correction or any combination thereof in any Plan Year:

                 (1) The Excess Contributions (and income allocable thereto) may, if such Excess Contributions are designated by the Committee as distributions of Excess Contributions (and income), be distributed to the appropriate Highly Compensated Eligible Employees after the close of such Plan Year and within 12 months of the close of such Plan

         Year. The income allocable to Excess Contributions includes both income for the Plan Year for which the Excess Contributions were made and income for the period between the end of the Plan Year and the date of distribution, and will be calculated pursuant to Treas. Reg.
         Section 1.401(k)-1(f)(4). If feasible, the Committee shall in its sole discretion determine and distribute the amount of Excess Contributions within two and one-half (2 1/2) months after the end of the Plan Year. The Committee may distribute Excess Contributions without regard to any notice or consent otherwise required under the Plan or Section 411(a)(11) and Section 417 of the Code limiting distributions. The amount of Excess Contributions for a Highly Compensated Eligible Employee for a Plan Year is to be determined by the following leveling method, under which the actual deferral ratio of the Highly Compensated Eligible Employee with the highest actual deferral ratio is reduced to the extent required to satisfy the Actual Deferral Percentage Test set forth above or cause such Highly Compensated Eligible Employee's actual deferral ratio to equal the ratio of the Highly Compensated Eligible Employee with the next highest actual deferral ratio. This process must be repeated until the Actual Deferral Percentage Test is satisfied for such Plan Year. Except to the extent otherwise provided in regulations, both refunded Excess Deferrals and retained Excess Deferrals under Section 3.7 of this Article III are taken into account in determining a Participant's Actual Deferral Percentage for purposes of the above calculation.

                 (2) The Excess Contributions may be recharacterized as After-Tax Employee Contributions in accordance with the provisions of Treas. Reg. Section 1.401(k)- 1(f)(3). Recharacterized Excess Contributions remain subject to the nonforfeitability requirements and distribution limitations that apply to Deferral Contributions. Excess Contributions will not be recharacterized with respect to a Highly Compensated Eligible Employee to the extent that the recharacterized amounts, in combination with after-tax employee contributions actually made by such Highly Compensated Eligible Employee, exceed the maximum amount of employee contributions (determined prior to the application of Code Section 401(m)(2)(A)) that such Highly Compensated Eligible Employee is permitted to make under the Plan in the absence of recharacterization.

         Deferral Contributions will be taken into account under the Actual Deferral Percentage Test for a Plan Year only if such Deferral Contributions are (a) allocated to the Eligible Employee as of a date within such Plan Year and (b) relates to compensation payable with respect to such Plan Year. For this purpose, (a) a Deferral Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Deferral Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the contribution relates, and (b) compensation is payable with respect to a Plan Year only if either (i) it would have been (but for the election to defer) received by the Participant in the Plan Year, or (ii) is attributable to services performed in the Plan Year and would have been (but for the election to defer) received by the Participant within 2 1/2 months after the close of the Plan Year.

         In the case of a Highly Compensated Eligible Employee whose Actual Deferral Percentage is determined under the family aggregation rules of Code
Section 414(q)(6), the determination of the amount of Excess Contributions shall be made as follows:

                 (3) If the Highly Compensated Eligible Employee's Actual Deferral Percentage is determined under Article I, Section 1.4(1)(ii), then the Actual Deferral Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(k)-1(f)(2) and the Excess Contributions for the family unit are allocated among the Family Participants in proportion to the elective contributions of each Family Participant that have been combined to determine the Actual Deferral Percentage.

                 (4) If the Highly Compensated Eligible Employee's Actual Deferral Percentage is determined under Article I, Section 1.4(1)(i), then the Actual Deferral Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(k)-1(f)(2) but not below the Actual Deferral Percentage of Family Participants who are Non-Highly Compensated Eligible Employees without regard to family aggregation. Excess Contributions are determined by taking into account the contributions of the eligible Family Participants who are Highly Compensated Eligible Employees without regard to family aggregation, and are allocated among such Family Participants in proportion to each such Family Participant's elective contributions. If further reduction of the Actual Deferral Percentage is required, Excess Contributions resulting from this reduction are determined by taking into account the contributions of all eligible Family Participants and are allocated among such Family Participants in proportion to the elective contributions of each Family Participant.

Paragraphs (3) and (4) above shall be administered in accordance with Treas. Reg. Section 1.401(k)-1(f)(5)(ii). It is intended that Excess Contributions will be corrected in accordance with this Section 3.5 in a timely fashion to avoid disqualification of the Plan or other sanction imposed under the Code (including the imposition of tax under Code Section 4979).

         3.6 Actual Contribution Percentage Test. If for the Plan Year the Actual Contribution Percentage for the group of Highly Compensated Eligible Employees would be more than the greater of:

                 (a) the Actual Contribution Percentage for all other Eligible Employees multiplied by 1.25; or

                 (b) the lesser of (i) the Actual Contribution Percentage for all other Eligible Employees plus two percentage (2%) points, or
         (ii) the Actual Contribution Percentage for all other Eligible Employees multiplied by two (2),

such Excess Aggregate Contributions, shall be corrected in the manner set forth below. The calculation described in the preceding sentence is referred to herein as the "Actual Contribution Percentage Test." The Excess Aggregate Contributions (and income allocable thereto) shall be distributed to (or, if forfeitable, in the discretion of the Committee uniformly applied, forfeited
by) Highly Compensated Eligible Employees after the close of the Plan Year in which such Excess Aggregate Contributions arose and within 12 months after the close of the following Plan Year. If feasible, the Committee shall in its sole discretion determine and distribute the amount of Excess Aggregate Contributions within two and one-half (2 1/2) months after the end of the Plan Year. In the event of the complete termination of the Plan during such Plan Year, the distributions described in the preceding sentence shall be made after termination of the Plan and within the 12 months following such termination.

         The amount of Excess Aggregate Contributions for a Highly Compensated Eligible Employee for a Plan Year is to be determined by the following contribution leveling method, under which the actual contribution ratio of the Highly Compensated Eligible Employee with the highest actual contribution ratio is reduced to the extent required to satisfy the Actual Contribution Percentage Test set forth above or to cause such Highly Compensated Eligible Employee's actual contribution ratio to equal the ratio of the Highly Compensated Eligible Employee with the next highest actual contribution ratio. This process must be repeated until the Actual Contribution Percentage Test is satisfied for such Plan Year.

         In determining the amount of Excess Aggregate Contributions under the leveling method set forth above, actual contribution ratios must be rounded to the nearest one-hundredth percent of the Eligible Employee's Considered Compensation. In no case shall the amount of Excess Aggregate Contributions with respect to any Highly Compensated Eligible Employee exceed the amount of the After-Tax Employee Contributions and Employer Matching Contributions made by or on behalf of such Highly Compensated Eligible Employee for such Plan
Year. Excess Aggregate Contributions for a Plan Year shall be distributed or forfeited in accordance with the provisions set forth above and shall not remain unallocated or allocated to a suspense account for allocation to one or more Employees in any future year. The determination of the amount of Excess Aggregate Contributions with respect to a Plan Year shall be made after the determination and correction of Excess Deferrals under
Article III, Section 3.7, and the determination and correction of Excess Contributions under Article III, Section 3.5, respectively, have been made. An Employer Matching Contribution shall be taken into account in the Actual Contribution Percentage Test for a Plan Year only if it has been allocated (or allocable) to the Participant's Account for such Plan Year and has been actually paid to the Trust no later than 12 months after the close of such Plan Year.

         In the case of a Highly Compensated Eligible Employee whose Actual Contribution Percentage is determined under the family aggregation rules of Code Section 414(q), the determination of the amount of Excess Aggregate Contributions shall be made as follows:

                 (1) If the Highly Compensated Eligible Employee's Actual Contribution Percentage is determined by combining the contributions and compensation of all Family Participants, then the Actual Contribution Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(m)-1(e)(2) and the Excess Aggregate Contributions for the family unit are allocated among the Family Participants in proportion to the contributions of each Family Participant that have been combined to determine the Actual Contribution Percentage.

                 (2) If the Highly Compensated Eligible Employee's Actual Contribution Percentage is determined by combining the contributions of only those Family Participants who are Highly Compensated Eligible Employees without regard to family aggregation, then the Actual Contribution Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(m)-1(e)(2) but not below the Actual Contribution Percentage of Family Participants who are Non-Highly Compensated Eligible Employees without regard to family aggregation. Excess Aggregate Contributions are determined by taking into account the contributions of the eligible Family Participants who are Highly Compensated Eligible Employees without regard to family aggregation and are allocated among such Family Participants in proportion to each such Family Participant's employee contributions and Employer Matching Contributions. If further reduction of the Actual Contribution Percentage is required, Excess Aggregate Contributions resulting from this reduction are determined by taking into account the contributions of all eligible Family Participants and are allocated among such Family Participants in proportion to the employee contributions and Employer Matching Contributions of each Family Participant.

Paragraphs (1) and (2) above shall be administered in accordance with Treas. Reg. Section 1.401(m)-1(e)(2)(iii).

         Restriction on Multiple Use of Alternative Limit. In addition to the limits prescribed by this Section 3.6 and Section 3.5 of this Article III, in the event the limits in those sections have been both satisfied under the 1.25 or (a) portion limit or otherwise in a manner that would violate Section 401(m)(9)(A) of the Code, the provisions of Section 1.401(m)-2 of the Treasury Regulations shall be applied and complied with in order to satisfy this requirement. This may result in corrective distributions to certain Highly Compensated Eligible Employees. Any corrections or other adjustments made to satisfy this requirement shall be determined by the Committee with the maximum discretion permitted under the Treasury Regulations.

         3.7 Excess Deferral Contributions. The amount by which an Eligible Employee's Deferral Contribution (including for this purpose any other total personal deferral contribution within the meaning of Section 3.1 above) in any Plan Year exceeds the limitation in effect under Section 402(g)(1) of the Code and referred to in Section 3.1 above for such Plan Year shall be known as the Eligible Employee's Excess Deferral for such Plan Year. An Eligible Employee's Excess Deferral for any Plan Year shall not be considered as reducing such Eligible Employee's compensation under Article III, Section 3.1 to the extent of such Excess Deferral.

         An Eligible Employee's Excess Deferral is not required to be refunded
to such Eligible Employee.   However, notwithstanding any other provision of
law or of this Plan limiting distributions, the Committee in its sole discretion may refund any Eligible Employee's Excess Deferral (plus any allocable income) to such Eligible Employee in accordance with the provisions set forth below. If a Participant has made an Excess Deferral for his taxable year, the Participant must notify the Committee in writing no later than the March 15th following the end of such taxable year, on the form prescribed by the Committee for this purpose, of the amount the Participant requests to be distributed. The distribution to the Participant shall be made after such taxable year but no later than April 15th following the close of such taxable year. Alternatively, the Committee may also provide for a distribution of the Excess Deferral during such taxable year, provided the following conditions are satisfied:

                 (a) The Participant designates the distribution as an Excess Deferral;

                 (b) The distribution of the Excess Deferral is made after the date in which the Plan received the Excess Deferral; and

                 (c) The Committee designates the distribution as a distribution of an Excess Deferral.

The amount of Excess Deferral to be distributed to a Participant for the Participant's taxable year shall be reduced by any Excess

Contribution previously distributed or recharacterized as an After-Tax Employee Contribution for the Plan Year beginning with or within such taxable year (except that such recharacterized contribution shall continue to be treated as a Deferral Contribution for purposes of the distribution provisions in Article VII of the Plan).

         3.8 Time of Payment. The Employer Matching Contribution and Employer Contribution of each Signatory Company for each Plan Year shall be paid to the Trust in one or more installments as the Signatory Company (subject to the consent of the Company) may from time to time determine; provided, however, that all such installments shall be paid no later than the time prescribed by law for filing such Signatory Company's federal income tax return for such taxable year (including extensions thereof) and, if earlier with respect to the Employer Matching Contribution, no later than 12 months after the close of the Plan Year. The Deferral Contributions and After-Tax Employee Contributions shall be paid to the Trust no later than the earlier of

                 (a) the time set forth in the preceding sentence except that Deferral Contribution shall substitute for Employer Matching Contribution the second time it appears, or

                 (b) in accordance with 29 CFR Section 2510.3-102, the earliest date on which such contributions can reasonably be segregated from the Signatory Company's general assets, but not to exceed 90 days from the date on which such amounts would otherwise have been payable to the Participant.

         3.9 Committee to Prescribe Rules Governing Deferral Contributions and After-Tax Employee Contributions. Deferral Contributions and After-Tax Employee Contributions may be made only in accordance with such uniform rules and regulations as may be prescribed from time to time by the Committee. Such uniform rules and regulations of the Committee may, among other things and subject to the provisions set forth in the Plan, restrict Deferral Contributions and After-Tax Employee Contributions to those made through authorized payroll deductions and require payroll deductions to be authorized on a specified periodic basis.

         3.10 Prohibition Against Reversion. In no event, except as expressly provided in Article XX and Article V, Section 5.6 hereof (or as otherwise permitted by law including Section 403(c)(2)(A)(i) of the Act pertaining to contributions made by reason of a mistake in fact), shall the principal or income of the Trust herein created be paid to or revert to the Signatory Company, or be used for any purpose other than for the exclusive benefit of the Participants or their Beneficiaries.

         3.11 No Limitation Based on Net Profits. No Deferral Contribution, Employer Matching Contribution or Employer Contribution to be made under the Plan by any Signatory Company shall fail to be made, or be reduced, suspended, postponed or in any way affected, by reason of such Signatory Company's (or any other Signatory Company or Affiliated Company) having current and/or accumulated Net Profits in an amount less than such Deferral

Contribution, Employer Matching Contribution or Employer Contribution to be made to the Plan.

         3.12    Other Limits.    In no event shall the sum of the Deferral
Contributions (including recharacterized Excess Contributions), and the Signatory Company's Employer Matching Contribution, and the Signatory Company's Employer Contribution exceed an amount equal to fifteen percent (15%) of the total Considered Compensation (as modified for purposes of Section 404(a)(3)(A) of the Code) otherwise paid or accrued during such Plan Year of such Signatory Company plus the maximum amount deductible under the "carry-over" provisions of the Code relating to Employer Matching Contributions and Employer Contributions in previous years of less than the maximum amount permissible. In addition, in no event shall the aggregate of such Deferral Contribution, Employer Matching Contribution, Employer Contribution and the Signatory Company's contributions to all other qualified pension, profit sharing or stock bonus plans for such Plan Year exceed the amount deductible from the Signatory Company's income for such Plan Year under Section 404(a) of the Code. In the event the aggregate of the Signatory Company's contributions under all plans would exceed such maximum deductible amount, the Employer Matching Contribution and Employer Contribution to the Plans shall to the extent permissible by law be reduced by the amount necessary to reduce the Signatory Company's aggregate contribution under all such plans to the maximum amount deductible under said section of the Code. All such contributions under the Plan are hereby expressly made conditional on their allowability as a deduction for federal corporate income tax purposes.

                                  ARTICLE IV.

                             Allocation to Accounts

         4.1 Certification by the Signatory Company. As soon as practicable after the end of the first Plan Year and the end of each succeeding Plan Year thereafter, the Signatory Company shall certify to the Committee the amount of its Employer Matching Contribution and Employer Contribution (if any) for the Plan Year then ended and the names of the Participants entitled to share therein, the amount of Considered Compensation paid to each Participant for such Plan Year and the amount of Considered Compensation paid to all Participants for such Plan Year and any other personnel information requested by the Committee as necessary for purposes of this Plan. Such certification shall be conclusive evidence of such facts.

         4.2 Separate Account Maintained for Each Participant. The Committee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant and Beneficiary. Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner herein described. The maintenance of individual Accounts is only for accounting purposes and a segregation of the assets of the Trust Fund to each Account shall not be required.

         4.3 Transfer and Allocation of After-Tax Employee Contributions and Deferral Contributions to Participants' Accounts. Subject to the provisions of Article III, Section 3.8 hereof, as soon as administratively feasible following the end of each payroll period under procedures adopted by the Committee, the Signatory Company shall transfer the After-Tax Employee Contributions and Deferral Contributions to the Trustee and shall certify to the Committee the names of the Eligible Employees, the names of the Participants, the After-Tax Employee Contribution and Deferral Contribution amount for each Participant. The Committee shall allocate the Deferral Contribution and After-Tax Employee Contributions made on behalf of a Participant directly to such Participant's Account.

         4.4 Allocation of Employer Matching Contributions to Participants' Accounts. As soon as administratively feasible following the end of each payroll period under procedures adopted by the Committee, the Committee shall determine the Deferral Contribution amount for each Participant of the Plan. The Committee shall then, under procedures adopted by it, allocate an amount from the Signatory Company's Employer Matching Contribution (if any) to the Participant's Account which is equal to the matching percentage, as determined by the Board of Directors under Article III, Section 3.2 hereof, of the Participant's Deferral Contribution for the Plan Year.

         4.5     Allocation of Employer Contribution to Participants' Accounts.

                 (a) The Committee shall allocate the Signatory Company's Employer Contribution (if any) for each Plan year among the Participants employed by the Signatory Company (who are eligible to receive such an allocation for such Plan year) in accordance with the following formula (beginning with the Plan Year ending June 30, 1994):

                               (i) Each Participant shall be allocated one (1) unit for each Year of Service completed by the Participant since becoming an Eligible Employee under Article I, Section 1.19 and Article II, Section 2.1, provided that the maximum Years of Service counted for any Highly Compensated Eligible Employee is fifteen (15).

                              (ii) Each Participant shall be allocated one (1) unit for each one dollar ($1.00) of that Participant's Considered Compensation for the Plan Year for which the allocation is being made. Any cents beyond the Participant's last whole dollar shall be rounded off to the nearest whole dollar for this purpose.

                             (iii) The Employer Contribution shall be allocated to the Accounts of Participants in the proportion to which the number of units allocated to each Participant bears to the total number of units allocated to all Participants for the Plan Year.

A Participant who holds the title of President or Vice President of the Company on the last day of the Plan Year, shall not be eligible to receive an allocation of any Employer Contribution or Forfeiture for such Plan Year. Any Participant who fails to both remain in employment until the last day of the Plan Year and complete a Year of Service during such Plan Year shall not be eligible to participate in the Plan for such Plan Year for purposes of sharing in the allocation in Employer Contributions and Forfeitures.

                 (b) Notwithstanding any other provision of this Plan, if this Plan would otherwise fail to meet the requirements of Sections 401(a)(26), 410(b)(1), or 410(b)(2)(A)(i) of the Code and the
         regulations thereunder because Employer Contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                          (i) The group of Participants eligible to share in the Employer Contributions and Forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific participants who shall become eligible under the terms of this paragraph shall be those who are employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                     (ii) If after application of paragraph (i) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer Contributions and Forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

Nothing in the preceding provisions of this Section 4.5(b) shall permit the reduction of a Participant's accrued benefit, expressed as his Account balance. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible by the Company under
Section 404 of the Code. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

         4.6 Quarterly Allocation of Trust Fund Income. As of the end of each quarter (i.e., calendar quarter), the Committee shall determine the amount of income earned by each class of investment since the preceding quarter. The Committee shall allocate such income among the Participants in the proportion that the "average amount" in each Participant's Account invested in each class of investment at the end of each such quarter since the preceding quarter bears to the aggregate of such average amounts of all Participants' Accounts invested in such class of investments at the end of such quarter period since the preceding quarter. For purposes of this Section 4.6 and Section 4.7 the term "average amount" in a Participant's Account for a quarter shall be equal to the sum of (a) the balance in the Participant's Account on the first day of such quarter plus (b) one-half ( 1/2) of all contributions (made under Sections 3.1-3.4) credited or allocated to such Account during such quarter, less (c) any distributions made to such Participant under Article IX of the Plan during such quarter. If a Participant received the total balance in his Account during a quarter, there shall be no income allocation for such quarter for such Participant.

         Notwithstanding the preceding provisions of this Section 4.6, the income earned on or properly attributable to the investments of the Employer Contributions made to the Trust for a Plan Year prior to the allocation of such contributions as of the last day of such Plan Year, may for that Plan Year, in the sole discretion of the

Committee, be separately allocated by including such income (or loss) as part of the Employer Contributions for purposes of making the allocation in Section 4.5 of this Article IV. In exercising its discretion the Committee shall take into account whether such an allocation is proper under Section 401(a) of the Code including the regulations under Section 401(a)(4).

         4.7 Quarterly Valuation of Trust Fund. As of the end of each quarter, the Trustee shall revalue the Trust Fund at its then fair market value. The Committee shall then allocate any appreciation or depreciation in the Trust Fund among the Participants' Accounts in the proportion that the average amount in each Participant's Account invested in such class of investments bears to the aggregate of such average amounts of all Participants' Accounts at the end of such quarter after the allocation of income under
Section 4.6. Beginning with the second quarterly period, the Trustee shall allocate any appreciation in the Trust Fund among the Participants in the proportion that the "average amount" for each Participant's Account quarter bears to the aggregate of such average amounts of all Participants' Accounts for such quarter. If a Participant receives the total balance in his Account during a quarter, there shall be no valuation adjustment for such quarter.

         The Committee shall have the authority to change the number of times the Trust Fund is revalued during the Plan Year.

         4.8 Special Allocation Upon Termination, Partial Termination, or Complete Discontinuance of Employer Matching Contributions and Employer Contributions. Notwithstanding any other provision of this instrument to the contrary, if:

                 (a)      the Plan is terminated pursuant to Article XVI,
         Section 16.3 hereof; or

                 (b) the Plan is terminated with respect to a sufficiently large enough group of Participants to constitute a partial termination of the Plan; or

                 (c) this is a complete discontinuance of Employer Matching Contributions and Employer Contributions;

all previously unallocated funds shall be allocated to the Accounts of the Participants at the time of such termination, partial termination or complete discontinuance of Employer Matching Contributions and Employer Contributions under the Plan using the allocation methods prescribed by Sections 4.3 through
4.6 hereof as appropriate depending on the nature and source of such unallocated funds.

         4.9 Entry of Adjustments to Each Participant's Account. The Committee shall credit to each Participant's Account such Participant's portion of the adjustments and allocations required by Section 4.3 through Section 4.7 of this Plan, so that all such adjustments and allocations become effective and shall be entered into each Participant's Account as of the end of the Plan Year to which they are attributable unless required more frequently by the Committee pursuant to Sections 4.3 through 4.7.

         4.10 Rights in Trust Assets. No allocations, adjustments, credits or transfers under this Plan shall ever vest in any Participant any right, title or interest in the Trust Fund except at the times and upon the terms or conditions set forth in this Plan. Such Trust Fund shall, as to all Accounts of Participants, be a commingled fund, and all securities purchased or otherwise acquired by the Trustee under the Plan shall be issued in the name of the Trustee for the Plan, or in such other name or names as the Trustee shall designate.

         4.11 Application of Forfeitures. The Committee shall, after the end of each Plan Year, determine the Participants from the Signatory Company who have forfeited all or part of their respective interests in their Accounts pursuant to the provisions of Article VII, Sections 7.5(a) and 7.6 hereof, during such Plan Year. The total amount of all Forfeitures shall then be applied in accordance with Article VII, Section 7.6.

                                   ARTICLE V.

                        Limitations on Annual Additions

         5.1 Limitation Under this Plan. Notwithstanding any provisions herein to the contrary, the Annual Addition to the Accounts of any Participant under all defined contribution plans of his Employer (as that term is defined in Section 5.4 hereof) for any Plan Year cannot exceed the lesser of:

                 (a) Thirty thousand dollars ($30,000) or such greater amount as may be determined pursuant to Section 415(c)(1)(A) of the Code, as adjusted under Section 415(d) of the Code; or

                 (b) Twenty-five percent (25%) of the Participant's compensation from his Employer for such Plan Year, as determined under
         Section 415(c)(3) of the Code and the regulations thereunder.

         5.2 Limitation in Event of Participant's Participation in Defined Benefit Plan and Defined Contribution Plan. In any case in which an Employee is a participant in both a defined benefit plan and this Plan, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0 except as may be permitted by Section 2004(a)(3) or otherwise under the Act. The defined benefit plan fraction for any year is a fraction (a) the numerator of which is the projected annual benefit of the Participant under the plan (determined as of the close of the Plan Year); and (b) the denominator of which is the lesser of: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such Plan Year. The defined contribution plan fraction for any year is a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's Account as of the close of the Plan Year; and (b) the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Year of Service: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year as may be determined pursuant to Section 415(c)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Plan Year. The Committee shall reduce the numerator of the defined contribution plan fraction in order that their sum shall not exceed 1.0 for any Plan Year in accordance with Section 5.3 hereof.

         However, 1.0 shall be substituted for 1.25 for any Top Heavy Plan Year unless an extra minimum Employer Matching Contribution equal to one percent (1%) of the Considered Compensation of all Participants who are Non-Key Employees is allocated among such Participants pursuant to Article IV, Section
4.4.  Notwithstanding
the foregoing, 1.0 shall be substituted for 1.25 for any Plan Year in which the Plan is a Super Top Heavy Plan.

         5.3 Disposition of Excessive Annual Additions. If as a result of a reasonable error in estimating a Participant's Considered Compensation, the Annual Additions under the terms of the Plan for a particular Participant would cause the limitations of Section 415 of the Code which are applicable to that Participant for that Plan Year to be exceeded, the excess amounts shall not be deemed Annual Additions to such Participant's Account in that Plan Year, but shall be treated in one of the following four alternatives as selected by the Committee in each case:

                 (a) The excess amounts attributable to Employer Matching Contributions or Employer Contributions in the Participant's Account must be allocated and reallocated to the Accounts of the other Participants in the Plan, pursuant to the provisions of Article IV,
         Section 4.4. However, if the allocation or reallocation of the excess amounts further causes the limitations of Section 415 of the Code to be exceeded with respect to each Plan Participant for that Plan Year, then these amounts must be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Plan Year (other than the Plan Year described in the preceding sentence), all amounts in the suspense account must first be allocated and reallocated to Participants' Accounts (subject to the limitations of Section 415 of the Code) before any Employer Matching Contributions or Employer Contributions may be made to the Plan for that Plan Year.

                 (b) The excess amounts in the Participant's Account must be used to reduce Employer Contributions or Employer Matching Contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan of the Employer as of the end of the limitation year. However, if that Participant is not covered by the Plan of the Employer as of the end of the limitation year, then the excess amounts must be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all of the remaining Participants in the Plan in accordance with the rules set forth in paragraph (a) of this Section 5.3.

         Furthermore, the excess amounts must be used to reduce Employer Contributions or Employer Matching Contributions for the next limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants in the Plan. For purposes of this paragraph (b), excess amounts may not be distributed to Participants or former Participants.

                 (c) The excess amounts in the Participant's Account must be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year and allocated and reallocated in the next limitation year to all of the Participants in the Plan in accordance with the rules provided in paragraph (a) of this Section 5.3. The excess amounts must be used to reduce Employer Contributions or Employer Matching Contributions for the next limitation year (and succeeding limitation years, as necessary) for all of the Participants in the Plan. For purposes of this subdivision, excess amounts may not be distributed to Participants or former Participants.

                 (d)      Notwithstanding paragraphs (a), (b), or (c) of this
         Section 5.3, Deferral Contributions and After- Tax Employee Contributions may be distributed in accordance with Treas. Reg. 1.415-6(b)(6)(iv).

         5.4 Combining of Plans. For purposes of applying the limitations contained in this article, all defined contribution plans, terminated or not, of an Employer shall be treated as one defined contribution plan and all defined benefit plans, terminated or not, of an Employer shall be treated as one defined benefit plan. For purposes of this article, Employer shall mean all trades or businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) or 414(c) of the Code or are an affiliated service group as determined under Section 414(m) of the Code. For the purpose of applying the limitations set forth above, as imposed by Section 415 of the Code, a Participant's compensation or annual benefit payable by the Signatory Company or any Affiliated Company of the Signatory Company shall be treated as being from a single employer. For purposes of the limitations of this section and of applying Sections 414(b) and 414(c) of the Code as they relate to Sections 415 and 1563(a)(1) of the Code, the phrase "more than fifty percent (50%)" shall be substituted for the phrase "at least eighty percent (80%)".

         5.5 Transition Fraction. At the election of the Committee, in applying the provisions of Section 5.3 with respect to the defined contribution fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of (a) the amount of the denominator determined under Section 5.3 (as in effect for the Plan Year ending in 1982) for Plan Years ending in 1982, multiplied by (b) the "transition fraction".

         For purposes of the preceding paragraph, the term "transition fraction" shall mean a fraction (a) the numerator of which is the lesser of (1) $51,875 or (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981, and (b) the denominator of which is the lesser of (1) $41,500 or (2) twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981.

         Notwithstanding the foregoing, for any Plan Year in which the Plan is a Top Heavy Plan, $41,500 shall be substituted for $51,875 in determining the transition fraction."

         5.6 Right of Reversion. Notwithstanding Article III, Section 3.10, in the event of termination of the Plan as provided in

Article XVI, Section 16.3 any amounts held in the suspense account shall revert to the Signatory Company.

                                  ARTICLE VI.

                   Retirement and Designation of Beneficiary

         6.1 Normal Retirement Date. "Normal Retirement Age" means the date on which an Employee attains age sixty-five (65). The date on which the Employee retires from employment following his Normal Retirement Age, shall be his Normal Retirement Date.

         6.2 Designation of Beneficiary. Each Participant and each Retired Participant shall have the right at any time, to designate and to rescind or change any prior designation of a primary and contingent Beneficiary or Beneficiaries to receive benefits in the event of his death, except as hereinafter provided. The designation by a Participant who was married at the time of his death of a Beneficiary other than the Participant's spouse shall only be valid and recognized with such Participant's spouse's written consent. Such consent must designate a specific beneficiary, must acknowledge the effect of the Participant's designation and must be witnessed either by a member of the Committee or by a Notary Public. Otherwise the death benefits of the Participant shall be paid to the Participant's spouse, except as hereinafter provided. A Participant's designation of a Beneficiary other than such Participant's spouse, which is consented to by such Participant's spouse as provided above, may not be changed without subsequent spousal consent (unless the spouse's consent to the original Beneficiary designation expressly permits designations by the Participant without further spousal consent). Any designation, change or rescission of designation shall be made in writing by filling out and furnishing to the Committee the appropriate form prescribed by it. A contingent Beneficiary or Beneficiaries shall be entitled to receive any unpaid death benefits only if no primary Beneficiary is alive or legally entitled to receive it on the date of payment of the benefit. Any estate, assignee or appointee of either a primary or a contingent Beneficiary shall have no interest in or right to receive any death benefit payment not actually made before the death of such Beneficiary. The last such designation received by the Committee shall be controlling over any testamentary or other disposition; provided, however, that no designation, rescission or change thereof shall be effective unless received by the Committee. Upon the divorce of a Participant or a Retired Participant, any designation of his divorced spouse as a primary Beneficiary or as a contingent Beneficiary hereunder shall automatically terminate and become ineffective, and such divorced spouse shall have no interest in or right to receive any death benefit hereunder unless such Participant shall file with the Committee, after the date of such divorce decree, a new designation of Beneficiary naming his divorced spouse as a Beneficiary hereunder. If there is no designated Beneficiary (as defined above) alive at the time of any payment of the death benefit, then the death benefit or balance thereof shall be paid to the surviving spouse of the deceased Participant or, if there is no surviving spouse, to the estate of the deceased Participant. If the Committee shall be in doubt as to the right of any Beneficiary designated by a deceased Participant to receive any unpaid death benefit, the Committee may direct the Trustee to pay the amount in question to the estate of such Participant, in which event the Trustee, the Signatory Company, the Committee and any other person in any manner connected with the Plan shall have no further liability in respect to the amount so paid.

                                  ARTICLE VII.

                       Vesting of Participants' Interests

         7.1 Vesting. Each Participant shall immediately and at all times have a one hundred percent (100%) vested interest in the amount credited to his Account attributable to Deferral Contributions and After-Tax Employee Contributions. As to the amount credited to a Participant's Account attributable to Employer Matching Contributions and Employer Contributions, the Participant's interest shall vest as set forth in Sections 7.2 - 7.5 below.

         7.2 Death. On the death of a Participant (or a terminated Participant prior to the complete distribution of such terminated Participant's Account) his death benefit shall be one hundred percent (100%) of the amount credited to his Account at the end of the Plan quarter in which he dies.

         Notwithstanding any other provision of this Plan, in the case of a Participant who is married at the time of his death, the death benefit under this Section shall be payable in full to such Participant's spouse, or in the event there is no surviving spouse or such surviving spouse has consented in the manner provided in Article VI, Section 6.2, to a designated Beneficiary.

         7.3 Retirement. Upon attaining his Normal Retirement Age as a Participant prior to termination of employment with the Employer, such Participant shall have a nonforfeitable right to his Account balance.

         7.4 Disability. In the event the Committee determines that a Participant qualifies for a Total Permanent Disability, his disability benefit shall be one hundred percent (100%) of the amount credited to his Account at the end of the Plan quarter following such determination.

         If a Participant who had previously been determined to have a Total Permanent Disability returns to the employment of the Signatory Company prior to receiving the entire balance in his Account, a separate ledger account shall be created for such Participant and the remaining portion of his Account shall be transferred to such new Account, which shall share in income allocations and valuation adjustments pursuant to Article IV, Sections 4.6 and 4.7 until the amount is distributed in full upon his subsequent death, retirement, determination of Total Permanent Disability or severance of employment. A new Account shall be established for the returning Participant as if he were a new Participant, and said Account shall vest pursuant to Section 7.5 starting at the point on the vesting schedule the Participant had achieved prior to the determination of his Total Permanent Disability.

         7.5     Termination of Employment.

                 (a) Vesting Schedule. A Participant whose employment is terminated for any reason other than death, retirement at or after Normal Retirement Age or Total Permanent Disability, shall be entitled to a severance benefit of the vested interest in his Account attributable to After-Tax Employee Contributions, Deferral Contributions, Employer Matching Contributions and Employer Contributions in such Participant's Account following termination of employment. A Participant's "vested interest" shall be determined using the following schedule for the percentage of the balance of such Participant's Account attributable to Employer Matching Contributions and Employer Contributions for the number of Years of Service up through the Entry Date prior to the date of the distribution of the benefit. As provided in Section 7.1, a Participant's vested interest in his Account attributable to After-Tax Employee Contributions and Deferral Contributions shall at all times be one hundred percent (100%).

                          (i) Each Participant's interest in the amount credited to his Account attributable to Employer Matching Contributions and Employer Contributions shall vest as provided in the schedule set forth below and, once vested, shall not be forfeitable for any reason (except as otherwise permitted by law and provided in this Plan):

                                                      Vested
                 Years of Service                   Percentage
                 ----------------                   ----------
                 Less than 3 years . . . . . . . . . .    0

                 Three years, but
                 less than four years. . . . . . . . .   20%

                 Four years, but
                 less than five years. . . . . . . . .   40%

                 Five years, but
                 less than six years . . . . . . . . .   60%

                 Six years, but
                 less than seven years . . . . . . . .   80%

                 Seven years or more . . . . . . . . .  100%

                          (ii) In the event that the vesting schedule contained in Section 7.5(a)(i) above is subsequently amended the following shall apply: A Participant who has at least three (3) Years of Service as of the effective date of the change to the vesting schedule, shall have the right during the election period to elect to have the nonforfeitable percentage of his benefit derived from Employer Matching Contributions and Employer Contributions computed under this
                 Section 7.5(a) without regard to such amendment. Notwithstanding the preceding sentence, no election need be provided for any Participant whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. The election period shall begin on the date the amendment is adopted and shall end no earlier than the latest of (a) sixty (60) days after the date the amendment is adopted, (b) sixty (60) days after the date the amendment becomes effective, or (c) sixty
                 (60) days after the Participant is issued written notice of the Plan amendment by the Employer, Signatory Company or Committee. A Participant shall be considered to have completed three (3) Years of Service for purposes of this paragraph if such Participant has completed three (3) Years of Service, whether or not consecutive, without regard to the exceptions of Code
                 Section 411(a)(4) prior to the expiration of the election period.

                 The amount credited to such Participant's Account which is not vested when he terminates employment shall be disposed of as provided in Section 7.6 of this Article VII.

                 (b) Years of Service Computation. For purposes of determining the Participant's vested interest in the assets in his Account, all Years of Service with the Signatory Company, or any Affiliated Company, or any predecessor employer as of the date of severance shall be taken into account except as provided below with respect to Participants who terminate employment with a Signatory Company and then later return to such employment:

                          (i) A Participant who had any vested interest (greater than zero) in the portion of his Account attributable to Employer Contributions and Employer Matching Contributions at the time of his termination of employment, shall receive credit for Years of Service prior to his Break in Service upon completing a Year of Service after his return to the employ of a Signatory Company;

                          (ii) A Participant who had no vested interest (i.e., had been zero percent vested) in the portion of his Account attributable to Employer Contributions and Employer Matching Contributions at the time of his termination of employment shall not receive credit for Years of Service prior to his Break in Service if the number of consecutive one-year Breaks-in-Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service completed prior to the Break-in-Service; and

                          (iii) all Years of Service after five (5) consecutive
                 years of Breaks-in-Service shall be disregarded for purposes of determining the Participant's vested interest in his Account attributable to Employer Contributions and Employer Matching Contributions that accrued prior to such Break-in-Service.

         7.6 Disposition of Unvested Amounts. After termination of employment, the amount in the Participant's Account shall be maintained until forfeited as provided in the next two sentences. The unvested portion of the Account balance attributable to Employer Contributions and Employer Matching Contributions shall be forfeited upon the earlier of (a) the last day of the Plan Year in which the Participant incurs five (5) consecutive one-year of Breaks-in-Service, or (b) the day on which the Participant receives a distribution of his vested Account balance. Notwithstanding the preceding sentence a Participant who terminates employment with a zero vested Account balance shall be deemed to have received a zero distribution of such Account balance on the last day of the Plan Year in which termination of employment occurred and on such last day the forfeiture of such Account balance will occur.

         As of the last day of the Plan Year in which a forfeiture occurs the amount forfeited shall be applied as follows: The unvested amount attributable to Employer Matching Contributions shall first be available, in the discretion of the Committee, to the payment of administration expenses of the Plan or Trust and then be applied toward and to otherwise reduce the Employer Matching Contributions to be made to the Plan. The unvested amount attributable to Employer Contributions shall be allocated in the same manner as Employer Contributions (in accordance with Article IV, Section 4.5) for such Plan Year.

         7.7 Circumstances Rendering Vesting Schedule Inapplicable. Notwithstanding any other provisions of this instrument to the contrary, if:

                 (a)      the Plan is terminated pursuant to Article XVI,
         Section 16.3 hereof; or

                 (b) the Plan is terminated with respect to a large enough group of Participants to constitute in a "partial termination" of the Plan; or

                 (c) there occurs a complete discontinuance of Employer Contributions and Employer Matching Contributions under the Plan,

the vesting schedule contained in Section 7.5(a) hereof shall be inapplicable and each remaining Participant "affected" by such termination, partial termination or complete discontinuance of Employer Matching Contributions and Employer Contributions shall thereupon have a full one hundred percent (100%) vested interest in the amount standing to his credit in his Account at the time of the triggering event and in any amounts thereafter credited or allocated to his Account; provided, however, that if the Signatory Company shall thereafter resume making Employer Matching Contributions or Employer Contributions hereunder, all amounts credited or allocated to a Participant's Account with respect to the Plan Year for which such Employer Contributions are resumed and the Plan Years for which they are continued, shall vest only in accordance with the vesting schedule contained in Section 7.5(a) hereof. For purposes of this section, a complete discontinuance of Employer Matching Contributions and Employer Contributions under the Plan is contrasted with a suspension of Employer Matching

Contributions and Employer Contributions under the Plan which is merely a temporary cessation of Employer Matching Contributions and Employer Contributions by the Signatory Company. During any such period of termination, partial termination or complete discontinuance of Employer Matching Contributions and Employer Contributions under the Plan, all other provisions of this Plan shall nevertheless continue in full force and effect. The Signatory Company shall notify the District Director of the Internal Revenue Service in the event it has completely discontinued to make Employer Matching Contributions and Employer Contributions to the Plan or in the event of termination or partial termination of the Plan.

    7.8     Hardship Distribution.

              (a) In the event that a Participant is not otherwise entitled to the payment of benefits under this Plan and such Participant demonstrates an immediate and heavy financial need for such benefits, the Committee may authorize the commencement of benefit payments prior to the time set forth in
Article IX, Section 9.1, but only in the amount necessary to satisfy such financial need. The Committee shall exercise this authority in a uniform, nondiscriminatory manner. The determination of the existence of an immediate and heavy financial need and of the amount necessary to meet the need shall be made by the Committee by implementing the nondiscriminatory and objective standards set forth in Section 7.8(b) below. In addition, a distribution under this Section 7.8 shall (except for amounts attributable to

Employer Contributions and Employer Matching Contributions which were not designated as Qualified Nonelective Contributions) be limited to (1) Deferral Contributions, (2) income allocable thereto, (3) Qualified Nonelective Contributions, and (4) income allocable thereto (but only to the extent that the preceding items (2)-(4) were credited to the Participant's Account on or before June 30, 1989).

              (b) A hardship distribution must be necessitated on account of an immediate and heavy financial need of the Participant. Such an immediate and heavy financial need exists for any of the following reasons: (1) the need to pay for funeral expenses of a family member; (2) the need to pay for medical care (as defined in Section 213(d) of the Code) previously incurred by the Participant, the Participant's spouse or any dependents (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care as described in Section 213(d) of the Code; (3) to need to pay for costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments); (4) the need to pay for tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Section 152 of the Code); or (5) the need to make payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of that residence.

              A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. This determination generally is to be made on the basis of all relevant facts and circumstances. A distribution generally may be treated as necessary to satisfy a financial need if the Signatory Company or Committee relies upon the Participant's written representation, unless the Signatory Company or Committee, has actual knowledge to the contrary, that the need cannot be reasonably relieved--

              (1) Through reimbursement or compensation by insurance or otherwise,

              (2)   By reasonable liquidation of the Participant's assets,

              (3) By cessation of Deferral Contributions or After-Tax Employee Contributions under this Plan, or

              (4) By other distributions, or nontaxable (at the time of the loan) loans from plans maintained by the Signatory Company or by any other employer, or by borrowing from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need.

              For purposes of this Section 7.8, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. Thus, for example, a vacation home owned by the Participant and the Participant's spouse, whether as community property, joint tenants, tenants by the entirety, or tenants in common will be deemed a resource of the

Participant. However, property held for the Participant's child under an irrevocable trust or under the Uniform Gifts to Minors Act will not be treated as a resource of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A need cannot reasonably be relieved by one of the actions listed above if the effect would be to increase the amount of the need. For example, the need for funds to purchase a principal residence cannot reasonably be relieved by a plan loan if the loan would disqualify the employee from obtaining other necessary financing.

              (c) If any distribution is made to a Participant from the portion of his Account attributable to Employer Contributions or Employer Matching Contributions before such Participant has incurred five (5) consecutive one-year Breaks-in-Service, and at a time when such Participant is less than fully vested in such portion of his Account then, at any relevant time thereafter, such Participant's vested percentage of such portion of his Account shall be an amount ("X") determined by the formula: X = P(AB+D) - D. For purposes of applying this formula: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time, and D is the amount of the distribution.

         7.9     Distribution of After-Tax Employee Contributions.
Distribution of all or part of a Participant's Account attributable to After-Tax Employee Contributions and the earnings thereto shall be made to a Participant upon request (pursuant to the application prescribed by the Committee). The distribution shall first be made with respect to the separate subaccount maintained for After-Tax Employee Contributions made prior to December 31, 1986 (plus earnings thereon). This separate subaccount and distribution therefrom shall be maintained and administered in an acceptable manner that satisfies the requirements of IRS Notice 87-13, Q&A 14, 15 & 16.

         7.10 Missing Participants. If the Participant or Beneficiary to whom a distribution under this Plan is to be made, cannot be located, after reasonable efforts have been made to locate such individual, including notice by certified mail to the last known address on file or known to the Committee, the Committee, after a period of three years has elapsed since the Participant's termination of employment from the Signatory Company, may take either of the following actions in its sole discretion:

                 (a) transfer the full amount of the benefit (after required tax withholdings) to a bank account opened at a bank selected by the Committee in the name of such individual even though through inactivity such bank account may eventually escheat to the state;

         or

                 (b) treat the full Account balance (regardless of vested percentage) as a Forfeiture in the Plan Year in which the Committee takes the action and add such Forfeiture to all other Forfeitures of Employer Matching Contributions arising under Article VII, Section 7.6 in such Plan Year; provided that in the event that such individual subsequently makes a claim for such benefits, the Forfeiture under this Section 7.10(b) shall be promptly restored (first from any other Forfeitures under Article VII, Section 7.6 arising in the Plan Year of such restoration, then from Employer Contributions for such Plan Year) and distributed to such individual in accordance with the terms of the Plan and the applicable tax law in effect at that time.

                                 ARTICLE VIII.

                            Claims for Plan Benefits

         8.1 Application for Benefits. Each Participant or designated Beneficiary claiming benefits under this Plan must make written application therefor following (whichever is applicable) the actual retirement, termination of employment, death prior to retirement, determination of Total Permanent Disability, or the happening of any other occurrence believed by the claimant to entitle him to benefits hereunder. The date the claim shall be considered as filed shall be the date a properly completed application is received by the Committee. Each such application -- (a) shall be in writing on a form to be provided by the Committee, (b) shall be signed by the claimant or his personal representative, (c) shall be made to the Committee, and (d) shall be filed in such a manner and with such persons as the Committee may specify. The Committee may require that there be furnished to it in connection with such application all relevant information. Failure to timely file such application or to supply all relevant information shall not result in the forfeiting of any rights claimed but shall excuse postponement of the orderly processing of such claim and the time of commencing payment thereof.

         8.2 Processing of Claim. Upon receipt by the Committee of a properly completed application for benefits form, it shall be the duty and responsibility of the Committee to verify the facts and claims made therein with the appropriate Signatory Company and to determine whether the claim is valid. In arriving at a decision, the Committee may require additional relevant information from the claimant. Following receipt of the application, the Committee shall determine whether, when and in what amount distributions are to be paid from the Plan to the claimant. If the Committee fails to act on the claim in a reasonable time, the claimant may proceed to the review stage described in Section 8.4 hereof as if the claim had been denied.

         8.3 Notification to Claimant of Decision. If distributions are to be made, the Committee shall immediately notify the claimant and the Trustee of the amount and method of payment. It shall then be the responsibility of the Trustee to arrange the distribution. If the claim is denied, in whole or in part, the Committee shall send written notice of the denial to the claimant. A notice that a claim has been denied shall set forth, in a manner calculated to be understood by the claimant:

                 (a)      The specific reason or reasons for the denial;

                 (b) Specific reference to the pertinent Plan provisions on which the denial was based;

                 (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

                 (d)      An explanation of the Plan's claim review procedure.

         8.4 Review Procedure. A claimant shall be entitled to a full and fair review of a denial of claim for benefits. To avail himself of this right, the claimant, or his duly authorized representative, must timely file an application for review with the Committee. Such application must be in writing and must be filed within sixty (60) days of receipt of the notice of denial of benefits. If the claimant desires a personal appearance or hearing before the Committee to present his case, he shall so state in his application for review. An appeal shall be considered as filed on the date it is received by the Committee. Subsequent to the filing of an appeal and prior to the rendering of a decision thereon, the claimant, or his duly authorized representative, may review pertinent documents and may submit issues and comments in writing. If a hearing is held, the claimant may be represented thereat by legal counsel or other duly authorized representative.

         8.5 Decision on Review. The Committee shall render a decision no later than sixty (60) days after its receipt of a request for review unless special circumstances, such as the need to hold a hearing, require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. The decision for review shall be in writing and shall include the specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific reference to the pertinent Plan provisions on which the decision is based. The review decision by the Committee shall be considered final.

         8.6 Disputed Benefits. If any dispute shall arise between a Participant, or other person claiming under a Participant, and the Committee after the review of the claim for benefits, or if any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold payment of all or any part of the benefits payable hereunder to the

Participant, or other person claiming under the Participant, until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

                                  ARTICLE IX.

                         Distributions from Trust Funds

         9.1 Occasions for Distributions. Distributions from the Trust shall be made to Participants or Beneficiaries only following the occurrence of one of the following events:

         (1) the Participant's death, retirement on or after Normal Retirement Age, or Total Permanent Disability as provided in
                 Article VII, Sections 7.2, 7.3 and 7.4 hereof, respectively;

         (2)     termination of employment as provided in Article VII, Section
                 7.5 hereof;

         (3)     hardship as provided in Article VII, Section 7.8 hereof;

         (4) the Participant's election to withdraw After-Tax Employee Contributions under Article VII, Section 7.9 hereof; or

         (5)     termination of the Plan and Trust as provided in Article XVI.

         All distribution events set forth above are subject to the conditions and specifications set forth hereafter in this Article IX.

         9.2 Special Prohibition Against Distribution. In those instances where a Participant severs his employment with the Signatory Company for any reason other than death or attainment of his Normal Retirement Date, and, as a result thereof, would otherwise be entitled to a distribution of his vested interest in the After-Tax Employee Contributions, Deferral Contributions, Employer Matching Contributions and Employer Contributions in his

Account, no such distribution shall, under any circumstances, be authorized by the Committee nor effected by the Trustee prior to the death or attainment of Normal Retirement Date of such Participant unless (i) the gross amount to be distributed is $3,500 or less, or (ii) the gross amount is in excess of $3,500 and the Participant consents to the distribution and executes a consent to distribution form supplied by the Committee signifying such consent. A certified copy of such consent to distribution form shall be transmitted to the Trustee for its records along with written directions as to the amount, time and manner of distribution.

         If any reemployed Employee is reemployed before incurring five (5) consecutive Years of Break-in-Service, and such Employee had received prior to his reemployment an entire distribution of the vested portion of his Account which was less than fully vested, the forfeited portion of his Account shall be reinstated only if he repays the full amount distributed to him, other than his voluntary Employee Contributions, before the end of the earlier of the following periods: (a) five (5) consecutive Years of Break-in-Service, or (b) the period ending on the fifth (5th) anniversary of the Participant's reemployment. A reemployed Participant who previously had a zero vested Account balance and thus received a deemed zero distribution under Article VII, Section 7.6 shall be deemed to have repaid his prior deemed zero distribution, on the day of his reemployment. If a reemployed Employee repays such full amount distributed to him, the undistributed portion of his Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the valuation date preceding his termination. Such restoration shall be paid from Employer Contributions, Forfeitures and income or gain to the Plan for the Plan Year of such restoration, as determined by the Committee. This provision shall be interpreted in a manner consistent with the transitional rules of Section 303(a)(2) of the Retirement Equity Act as to service prior to Plan Years beginning before January 1, 1985.

         9.3 Manner of Distributions. The Committee shall direct the Trustee, in writing, when to distribute the amounts referred to in Article VII, Sections 7.2, 7.3, 7.4, 7.5, 7.8 and 7.9 in a lump sum payment in cash. In the event of the Participant's death, the benefit shall be paid in a lump sum payment in cash to the Beneficiary designated as set forth on the beneficiary designation on file with the Committee pursuant to Article VI, Section 6.2.

         9.4 Time of Distributions. Distributions under Section 9.3 of this Article IX shall commence as soon as administratively feasible. Unless the Participant executes an election form consented to by the Committee which states how and when benefits are to commence, payment of benefits to the Participant shall in no event begin later than the sixtieth (60th) day after the latest of the close of the Plan Year in which:

                 (a)      the Participant attains age 65,

                 (b) the Participant has his tenth (10th) anniversary of the year in which he commenced participation in the Plan, and

                 (c) the Participant's employment with a Signatory Company terminates.

         9.5 Mandatory Distributions. Notwithstanding any other provision in the Plan to the contrary, benefits shall be distributed to the Participant or his Beneficiary no later than set forth in this section.

                 (a) Mandatory Age Distribution. A Participant's benefits shall be distributed to him in a lump sum no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. In the event the Plan is ever amended to provide for a distribution in installments such installments shall be distributed over a time period not exceeding the Participant's life expectancy (or the life expectancies of the Participant and his designated Beneficiary).

                 (b) Mandatory Death Distribution. In the event the Plan is ever amended to provide for a distribution in installments and such installments are being distributed over a fixed term and, if the distribution of the Participant's benefits had commenced pursuant to
         Section 9.5(a) and the Participant dies before his entire benefit is distributed to him, the remaining portion of his benefit will be distributed at least as rapidly as under the method of distribution being used pursuant to Section 9.5(a) as of the date of such Participant's death. If a Participant dies prior to the commencement of his benefit distribution pursuant to Section 9.5(a), the entire benefit of such Participant will be distributed within five (5) years after the death of such Participant. However, such five (5) year rule shall be disregarded for any portion of the Participant's benefit which is payable to (or for the benefit of) a designated Beneficiary, such portion to be distributed (in accordance with regulations issued by the Secretary) over the life of such designated Beneficiary (or over a period not exceeding beyond the life expectancy of such Beneficiary), and such distributions commence not later than one (1) year after the date of the Participant's death or such later date as the Secretary may prescribe by regulations. In such a situation, the benefit portion distributed to such Beneficiary shall be treated as distributed on the date on which such distribution begins.

                 In the event that the designated Beneficiary is the deceased Participant's surviving spouse, the date on which the benefit distribution is required to commence shall be no earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before the distributions to such spouse commence, this subsection shall be applied as if the surviving spouse were the Participant. For purposes of this subsection, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under Treasury regulations).

                 Distributions under this section shall comply with the requirements of Section 401(a)(9) of the Code including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed Treasury regulations.

                 (c) Prior Irrevocable Election. If the Participant made an irrevocable election prior to December 31, 1983 to defer the distribution of benefits beyond the dates set forth in Section 9.5(a) and (b), such election shall govern the distribution so long as said election was pursuant to the terms of the Plan at the time of the election.

                 (d) Recalculation of Life Expectancies. For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may, in the discretion of the Committee, be redetermined but no more frequently than annually and in accordance with such rules as may be prescribed by Treasury regulations.

         Notwithstanding any other provision of this Plan, the Plan shall in all respects comply with the provisions of Prop. Reg. Section 1.401(a)(9)-1, which are specifically incorporated herein by reference.

         9.6 Distribution to Minors or Persons under Disability. Should any distribution hereunder become payable to a minor or to a person who, in the opinion of the Committee, is incapable of taking care of his affairs, the Committee may direct the Trustee to make such distribution in any one or combination of the following ways: (1) directly to such minor or person; (2) to the legal guardian of the person or estate of such minor or person; or
(3) to a person or financial institution serving as Custodian for such Beneficiary under the Uniform Gifts to Minors Act of any state.

Any distribution so made shall constitute full and complete discharge of any liability under the Plan with respect to the amount so distributed.

         9.7 Community Property Interests - Interest of Spouse of Participant in the Event of Divorce. In the event of a divorce between a Participant and his spouse and in the event that the Divorce Decree entered by the Court having jurisdiction in the matter gives such divorced spouse a portion of the Participant's vested interest in his Account, the Trustee shall, pursuant to the direction of the Committee, segregate such amount in a separate account for the benefit of such spouse. Such account shall thereafter be held and administered as a part of the Trust Fund (but such account shall only share in income allocations and valuation adjustments of the Trust Fund) until such time as the Participant or his Beneficiary becomes entitled to a distribution hereunder or pursuant to Section 414(p)(3) of the Code. In the event the spouse is also awarded a portion of the future After-Tax Employee Contributions, Deferral Contributions, Employer Matching Contributions or Employer Contributions which normally would be allocated to the Participant's Account, the Committee, after it receives a certified copy of such Divorce Decree, shall instruct the Trustee to allocate such portion to the spouse's account. At the time the Participant or his Beneficiary becomes entitled to a distribution hereunder, the amounts held by the Trustee for the spouse shall be distributed to such spouse in a lump sum. If such spouse should die prior to the time of distribution to such spouse hereunder, such amounts then held by the Trustee shall be paid over to the beneficiary designated (if any) by the spouse (in accordance with the procedures prescribed by the Committee for this purpose) or if none then to the estate of such spouse. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order (QDRO)" as those terms are defined in Section 414(p) of the Code.

         The Committee shall have the authority to make a distribution from this Plan to the alternative payee under the QDRO at a time earlier than either
(a) that provided under Article IX of this Plan or (b) the "earliest retirement age" as defined in Section 414(b)(4)(B) of the Code or (c) both, if such distribution is both pursuant to the express terms of the QDRO and consistent with and permissible under Section 401(a) and (b) of the Code and Section 414(p)(10) of the Code and the provisions of the Tax Reform Act of 1986 Joint Committee Explanation (p. 227 of Technical Corrections Provisions).

         9.8 Incorporation of Revenue Procedure 93-12 Model Amendment. This Section 9.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 9.8, a distributee may elect at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         a) Eligible rollover distribution: For purposes of this Section 9.8, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
                 any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         b) Eligible retirement plan: For purposes of this Section 9.8, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         c) Distributee: For purposes of this Section 9.8, a distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         d) Direct rollover: For purposes of this Section 9.8, a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE X.

                              Top Heavy Provisions

         10.1 Determination of Top Heavy Plan Status. The Plan shall be considered a Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of the Aggregate Accounts of Key

Employees under this Plan and any plan of an Aggregation Group exceeds sixty percent (60%) of the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group. If a Participant, who was a Key Employee for any prior Plan Year, is a Non-Key Employee for any Plan Year, such Participant's Aggregate Account balance shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group). In addition, the Account balance of any Participant who has not within the past five (5) years performed any services for the Signatory Company shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group).

         10.2 Determination of Super Top Heavy Plan Status. The Plan shall be considered a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group exceeds ninety percent (90%) of the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group. For purposes of determining if the Plan is a Super Top Heavy Plan, a Participant's inclusion in the Key Employee grouping shall be determined in the manner set forth in Section 10.1.

         10.3 Aggregate Accounts. A Participant's Aggregate Account as of the Determination Date shall be the sum of:

                 (a) his Account balance as of the most recent valuation date occurring within a twelve (12) month period ending on the Determination Date;

                 (b) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                 (c) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group will be counted; and

                 (d) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified Employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

         10.4    Aggregation Group.  An Aggregation Group for purposes of this article is either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined. In determining Aggregation Groups, "Employer" means an employer as defined in Section 416 of the Code and the regulations issued thereunder.

                 (a) Required Aggregation Group. In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation

         Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                 (b) Permissive Aggregation Group. The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or
         410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                 (c) Aggregation of Multiple Plans. When more than one plan is aggregated, the Aggregate Accounts (including distributions for Key Employees and all Employees) are determined separately for each plan as of each plan's Determination Date. The plans are then aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

         10.5 Top Heavy Plan Requirements. For any Plan Year in which the Plan is considered to be a Top Heavy Plan, the Plan shall:

                 (a) limit the Considered Compensation maximum dollar amount pursuant to Article I, Section 1.13;

                 (b) require minimum allocations to Non-Key Employees pursuant to Section 10.6; and

                 (c) vest Participant Accounts under a schedule no less favorable than the following:

                                                           Vested
                 Years of Service                        Percentage
                 ----------------                        ----------
                 Less than 2 years . . . . . . . . . . . .    0%

                 Two years, but
                 less than three years . . . . . . . . . .   20%

                 Three years, but
                 less than four years. . . . . . . . . . .   40%

                 Four years, but
                 less than five years. . . . . . . . . . .   60%

                 Five years, but
                 less than six years . . . . . . . . . . .   80%

                 Six years or more . . . . . . . . . . . .  100%

         10.6 Allocations to Non-Key Employees. For any Plan Year in which the Plan is determined to be a Top Heavy Plan, the following allocation provisions shall be operational and shall supplement Article IV, Section 4.4.

                 (a) Minimum Allocations Required for Top Heavy Plan Years. Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer Contributions, Employer Matching Contributions and Deferral Contributions allocated to the Participant's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's Considered Compensation. However, should the sum of the Employer's contributions allocated to the Participant's Account of each Key Employee for such Top Heavy Plan Year be less than three percent (3%) of each Key Employee's Considered Compensation, the sum of the Employer Contributions allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Account of any Key Employee. For allocation purposes, where contributions to Key Employees are less than three percent (3%) of Considered Compensation amounts contributed by Key Employees to a salary deferral plan must be included as part of such Key Employee's Considered Compensation for purposes of determining contributions made on behalf of Key Employees.

                 (b) Extra Minimum Allocation Permitted for Top Heavy Plans other than Super Top Heavy Plans. If a Key Employee is a Participant in both a defined contribution plan and a defined benefit pension plan that are both part of a Top Heavy Group (but neither of such plans is a Super Top Heavy Plan), the defined contribution and the defined benefit fractions set forth in Article V, Section 5.2 shall remain unchanged, provided the Participant's Account of each Non-Key Employee who is a Participant receives an extra allocation (in addition to the minimum allocation set forth above) equal to not less than one percent (1%) of such Non-Key Employee's Considered Compensation.

                 (c) Computation of the Minimum Contribution. For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer Contribution, Employer Matching Contribution and
         Deferral Contribution allocated on behalf of such Key Employee divided by the Considered Compensation for such Key Employee.

                 (d) Eligibility for the Minimum Contribution. For any Plan Year in which the Plan is a Top Heavy Plan, the minimum allocations set forth above shall be allocated to the Accounts of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who are Participants but have failed to complete a Year of Service regardless of compensation.

                 (e) Alternative Methods of Complying with the Minimum Benefit Requirement. Notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan, and both such plans are Top Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, for Non-Key Employees who are participating in a defined benefit plan maintained by the Employer and the minimum benefits under Section 416(c)(2) of the Code are accruing to a Non-Key Employee under such Plan, the minimum allocations provided for above shall not be applicable, and no minimum contribution shall be made to the Plan on behalf of the Non-Key Employee. Alternatively, the Employer may satisfy the minimum benefit requirement of Section 416(c)(1)(E) of the Code for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules contained in Treasury Regulation Section 1.416-1(M-12).

                 (f) Accounting. The Committee may establish a second Account for each Participant to which allocations are credited for Plan Years in which the Plan is a Top Heavy Plan or a Super Top Heavy Plan. Such separate Accounts shall be credited with income allocations and earning adjustments pursuant to Article IV, Section
         4.5 and 4.6. Contributions to each Participant's top heavy Account shall be invested pursuant to such Participant's instruction regarding the investment of his Deferral Contributions, Employer Matching Contributions (if any), Employer Contributions (if any) and his non-top heavy Account.

                                  ARTICLE XI.

                             Other Qualified Plans

         11.1 Transfers from Other Qualified Plans. The Committee may give its consent to the transfer of assets to this Plan and Trust from any other corporate qualified plan meeting the requirements of Section 401(a) of the Code, provided that the Employee requesting such transfer is an Eligible Employee as defined in Article I, Section 1.19 and Article II, Section 2.1 and that no such transfer shall be permitted if such assets are subject to the joint and survivor annuity requirements of Section 401(a)(11) of the Code.

         11.2 Transfers to Other Qualified Plans. Subject to the provisions of Article IX, Section 9.8, the Committee may, upon written request of a Participant otherwise entitled to receive a distribution of benefits under
Article IX, direct the Trustee to transfer the vested amount of such Participant's Account hereunder to another qualified plan meeting the requirements of Section 401(a) of the Code which is maintained by the Signatory Company or a successor employer of the Participant and which makes provision for receiving such transferred assets. Prior to the transfer of any assets, the Trustee must be satisfied that the holding of such assets is permitted in the transferee trust. Upon receipt of such written instructions, the Trustee shall effect the transfer of the Participant's Account. Such transferred assets shall be credited to such Participant's Account in the transferee plan and trust as a fully vested portion thereof.

                                  ARTICLE XII.

                                   Committee

         12.1 Appointment, Resignation and Removal. The Company shall be the named fiduciary under Section 402(a) of the Act, having authority to control and manage the operation and administration of the Plan. The Board of Directors shall appoint in writing a Committee of one or more persons, the members of which shall serve until resignation, death or removal. Any member of the Committee may resign at any time by mailing or delivering written notice of such resignation to the Board of Directors thirty (30) days before the effective date of such resignation. Such notice may be waived by written consent of the Company. Any member of the Committee may be removed by the Board of Directors with or without cause. Vacancies in the Committee arising by resignation, death, removal or otherwise shall be filled by such persons as may be appointed by the Board of Directors.

         12.2 Rights, Powers and Authority. The Committee shall have general supervision of the administration of the Plan and Trust according to the terms and provisions of the Plan and shall have all powers necessary to accomplish such purposes, including, but not limited to, the right, power, discretion and authority:

                 (a) To make rules and regulations for the administration of the Plan and Trust which are not inconsistent with the terms and provisions hereof; provided, that such rules and regulations are evidenced in writing and copies thereof are delivered (where applicable) to the Trustee and to each Signatory Company;

                 (b) To construe in its sole and absolute discretion in a manner that is not arbitrary or capricious, all terms, provisions, conditions and limitations of the Plan and Trust; and its construction thereof, shall be final and conclusive on all parties at interest;

                 (c) To correct any defect or supply any omission or reconcile any inconsistency which may appear in the Plan and Trust, in such manner and to such extent as it shall deem expedient to carry the Plan and Trust into effect for the greatest benefit of all parties in interest, and its judgment of such expediency shall be final and conclusive on all parties at interest;

                 (d) To select, employ and compensate from time to time such consultants, actuaries, accountants, attorneys and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan or Trust; and any agent or employee so selected by the Committee may be a person or firm then, theretofore, or thereafter serving any Signatory Company in any capacity;

                 (e) To determine in its sole and absolute discretion in a manner that is not arbitrary or capricious all questions relating to the eligibility of Employees to become Participants, and to determine the Years of Service and the amount of Considered Compensation upon which the benefits of each Participant shall be calculated;

                 (f) To determine all questions in its sole and absolute discretion in a manner that is not arbitrary or capricious relating to the administration of the Plan and Trust; including, but not limited to, differences of opinion which may arise between a Signatory Company, the Trustee, a Participant or any of them; and, whenever it is deemed advisable, to determine such questions in order to promote the uniform and nondiscriminatory administration of the Plan and Trust for the benefit of Participants and to the extent appropriate other parties at interest; and

                 (g) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits.

         12.3 Administration. Whenever, in the administration of the Plan, any action is taken by the Committee, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will improperly discriminate in favor of Highly Compensated Eligible Employees. The Committee shall keep records containing all relevant data pertaining to individual Participants and their rights under the Plan and is charged with the duty of seeing that Participant receives the benefits to which he is entitled. Any Employee may consult with the Committee on any matter or matters relating to the Plan. The Committee shall supply each Participant with a designation of beneficiary form which may be completed and signed by the Participant pursuant to Article VI, Section 6.2 and filed with the Committee, and with any other forms it shall require in connection with the administration of the Plan.

         12.4 Annual Audit of Plan. Unless otherwise relieved of the responsibility to file audited financial statements with the Department of Labor, if the Plan has one hundred (100) or more Participants, it shall be the duty and responsibility of the Committee to engage, on behalf of all Participants, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust and of other books and records of the Plan and Trust as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Department of Labor or furnished to each Participant are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year. Such examination shall be conducted in accordance with generally accepted auditing standards and shall involve such tests of the books and records of the Plan and Trust as the Certified Public Accountant considers necessary. However, if the statements required to be submitted as part of the reports to the Department of Labor are prepared by a bank or similar institution or insurance carrier regulated and supervised and subject to periodic examination by a state or federal agency and if such statements are certified by the preparer as accurate and if such statements are, in fact, made a part of the annual report to the Department of Labor, then the examination required by the foregoing provisions of this section shall (to the extent permitted by law) be optional with the Committee.

         12.5 Chairman and Secretary. The Committee shall select a Chairman from among its members who shall preside at all meetings of the Committee and who shall be authorized to execute all documents in the name of the Committee. In addition, it shall select a Secretary or his designee who may or may not be a member of the Committee and who shall keep the minutes of the Committee's proceedings and all records, documents and data pertaining to the Committee's supervision of the administration of the Plan and Trust.

         12.6 Quorum and Voting Majority. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present and voting at any meeting shall decide any question brought before such meeting. The Committee may decide any question by the vote, taken without a meeting, of a majority of its members.

         12.7 Limitation on Voting. A member of the Committee who is also a Participant hereunder shall not vote or act upon any matter relating solely to himself.

         12.8 Delegation of Rights, Powers and Duties. The Chairman or the Secretary of the Committee may execute any certificate or other written evidence of the action of the Committee. The Committee may delegate any of its rights, powers, and duties to any one or more of its members, including the power to execute any document on behalf of the Committee, in which event the Committee shall notify the Trustee, in writing, of such action and the name or names of its members so designated. The Trustee thereafter shall accept and may rely upon any document executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

         12.9 Liability. Except to the extent that such liability is created by Section 405 of the Act, no member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part, except for his own gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder.

         12.10 Compensation and Expense. The members of the Committee shall serve without compensation for their services, but all expenses of the Committee, including premiums for bonds for each member thereof as required by
Section 12.11 hereof, shall be paid by each Signatory Company in the proportion that the total amount in the Accounts of the Participants of such Signatory Company bears to the total amount in the Accounts of the Participants of all Signatory Companies; provided, however, that at the election of all of the Signatory Companies, such expenses (except the premiums for the required bonds under Section 12.11) may be paid from the Trust Fund.

         12.11 Bonds. Each and every member of the Committee and their designated Employees shall be required to give bond or be covered by a bond obtained by the Company for this purpose for the faithful performance of his duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled shall be determined by the funds handled by the Committee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Committee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the members of the Committee (or their designees), directly or through connivance with others.

         12.12 Indemnity. The Signatory Companies shall indemnify and save the members of the Committee and their designated Employees, and each of them, harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee) and liabilities (including any amounts paid in settlement with the Committee's approval) or other effects and consequences arising from any act, omission or conduct in their official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member. Any amounts paid or owing under this Section 12.12 shall be considered as an expense of the Committee to be paid by the respective Signatory Companies as provided in
Section 12.10 hereof. It is expressly provided, however, that any excise tax assessed against any member or members of the Committee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Committee to be paid by the Signatory Companies as hereinabove provided.

         12.13 Reporting and Disclosure. The Committee shall file or cause to be filed with the appropriate office of the Internal Revenue Service and the Department of Labor all reports, returns, notices and other information required under the Act or Code, including, but not limited to, the plan description, summary plan description, annual reports and amendments thereto, requests for determination letters, annual reports and registration statements required by Section 6057(a) of the Code, returns and reports required by
Section 6047(c) of the Code, and shall provide the Participants and their Beneficiaries with such information as may be required by the Act or Code. Nothing contained in this Plan shall give any Participant or Beneficiary the right to examine any data or records reflecting the compensation paid to any other Participant or Beneficiary.

         12.14 Statement to Participants. Within one hundred twenty (120) days after the end of each Plan quarter (or other period designated), the Committee shall transmit to each Participant or

Beneficiary a written statement showing, as of the end of such Plan quarter:

                 (a) The balance in his Account as of the last day of the preceding Plan quarter;

                 (b) The amount of After-Tax Employee Contributions, Deferral Contributions, and Employer Matching Contributions (if any) and Employer Contributions (if any) allocated to his Account for such Plan quarter;

                 (c) The adjustment of his Account to reflect his share of the income, valuation adjustments and expenses of the Trust for such Plan quarter;

                 (d)      The new balance in his Account; and

                 (e) Such other information as may be required under the Code and regulations thereunder.

         12.15 Signatory Company to Supply Information. To enable the Committee to perform its functions, the Signatory Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Committee may rely upon such information as is supplied by the Signatory Company and shall have no duty or responsibility to verify such information.

                                 ARTICLE XIII.

                                    Trustee

         13.1 Acceptance and Holding of Funds. The Trustee shall retain, manage, administer and hold the Trust Fund in accordance with the terms of this Plan and Trust. The Trustee shall receive any securities or other property that are tendered to the Trustee and that the Trustee deems acceptable. The Trustee shall have no duty to compel any contribution to the Trust Fund by a Signatory Company.

         13.2 Responsibility for Actions. The Trustee shall not be responsible for any acts or omissions of the Committee and may assume that the Committee is discharging its duties under this Plan until and unless it is notified to the contrary, in writing, by any person known to be a Participant of the Plan or by a Signatory Company. If the Trustee receives such notice, the Trustee may exercise its own discretion and may apply to a court of competent jurisdiction for guidance with respect to the disposition of the Trust Fund or any other matter. Any powers granted to the Trustee that are to be exercised according to the direction of the Committee shall be exercised by the Trustee exactly as directed by the Committee in a written instrument signed by the person or persons authorized to sign for the Committee and delivered to the Trustee. The Trustee shall have absolutely no liability for any loss or breach of trust of any kind which may result from any action or failure of action due to its compliance with written direction from the Committee (whether or not such action is to be taken solely at the direction of the Committee) or for a failure on the part of the Committee to give a written direction properly or within a required period of time. The Trustee may accept as true all papers, certificates, statements and representations of fact that are presented to it without investigation or verification if the Trustee believes them to be genuine, to have been signed by the Committee and to be the act of the Committee, and may rely solely on the written advice of the Committee on any question of fact. If at any time the Committee shall fail to give directions or instructions to the Trustee or to express its consent and approval to proposed action within a reasonable time after consent and approval is requested by the Trustee, the Trustee, although being under no obligation to do so, may act (and shall be protected in so acting) without such directions, instructions, consent or approval and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in order to effectuate the purposes of this Plan.

         13.3 Resolutions of Board of Directors. The Trustee shall be fully protected in relying upon a resolution of the Board of Directors, duly certified by the Company's secretary or assistant secretary, as to the membership of the Committee until a subsequent resolution is filed with the Trustee by the Board of Directors.

         13.4 Judicial Protection. The Trustee may seek judicial protection for any action or proceeding it deems necessary to settle the accounts of the Trustee; a judicial determination or a declaratory judgment as to a question of construction of the Plan or Trust; or judicial instruction as to action under this Plan or Trust. The Trustee need join only the Committee and the Signatory Company as parties defendant although the Trustee may join other parties. The district court of Harris County, Texas, shall have jurisdiction and venue in all such matters.

         13.5 Dealings with Third Parties. No person dealing with the Trustee shall be required to verify the application by the Trustee for Trust purposes of any money paid or other property delivered to the Trustee. All persons dealing with the Trustee shall be entitled to rely upon the representations of the Trustee as to its authority and are released from any duty of inquiry with respect thereto. Any action of the Trustee hereunder shall be conclusively evidenced for all purposes of this Plan and Trust by a certificate duly signed by the Trustee, and such certificate shall be conclusive evidence of the facts recited therein and shall fully protect all persons relying upon the truth thereof. Any person dealing with the Trustee in good faith shall not be required to inquire whether the Committee has instructed the Trustee or whether the Trustee is otherwise authorized to take or omit any action. Any such person shall be fully protected in acting upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by such person to be genuine, to have been signed by the Trustee and to be the act of the Trustee.

         13.6 Annual Accounting by Trustee. At the times mutually agreed upon with the Committee, the Trustee shall render to the Committee and to each Signatory Company a written accounting of its administration of the Trust Fund showing all receipts and disbursements during the preceding Plan Year and the market value of the assets of the Trust Fund as of the end of such Plan Year. The written approval of any accounting by the Committee as to all matters and transactions stated or shown therein relating to the Trust shall be final and binding upon the Committee, each Signatory Company and upon all persons who shall then be or shall thereafter become interested in such Trust and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting as if such accounting had been settled by decree of a court of competent jurisdiction. The failure of the Committee to notify the Trustee of its disapproval of such accounting within ninety (90) days after receipt of any such accounting shall be equivalent to written approval. The Trustee shall have, nevertheless, the right to have its accounts settled by judicial proceeding.
The records of the Trustee as to the Trust Fund may be inspected by the Committee or Signatory Company during normal business hours of the Trustee.

         13.7 Preparation of Statement to Participants. The Trustee shall provide any assistance and information requested by the Committee in conjunction with the preparation of the statements to Participants in accordance with Section 12.14.

         13.8 Resignation of Trustee. The Trustee may resign at any time by giving five (5) days' written notice to the Company. Such notice may be waived by written consent of the Company. Upon such resignation, the Trustee shall within a reasonable time render to the Committee and to each Signatory Company in a manner consistent with Section 13.6 of this Article a written account of its administration of the Trust for the period following that which was covered by the last annual accounting, through the effective date of resignation.

         13.9 Removal of Trustee. The Company may remove any Trustee at any time by giving five (5) days' written notice. Such notice may be waived by written consent of the Trustee being removed. In the event of removal, the Trustee shall be under the same duty to settle its accounts as provided in Section 13.6 of this Article.

         13.10 Appointment of Successor Trustee. The resignation or removal of a Trustee shall not terminate the Trust. In the event of a vacancy in the position of Trustee at any time, the Company shall designate and appoint a successor Trustee. Any successor Trustee, upon executing an acknowledged acceptance of the trusteeship and upon settlement of the accounts and discharge of the retiring Trustee, shall be vested, without further act on the part of anyone, with all the estates, titles, rights, powers, duties and discretions granted to the retiring Trustee. The retiring Trustee shall execute and deliver such assignments or other instruments as may be deemed advisable by the successor Trustee.

         13.11 Trustee's Compensation and Expenses. The Trustee may receive such reasonable compensation as may be agreed upon from time to time; provided, however, that no person serving as Trustee who receives full-time compensation from a Signatory Company or group of Signatory Companies shall receive compensation from the Trust Fund except for reimbursement of expenses properly and actually paid. All brokerage costs, transfer taxes and expenses incurred in connection with the investment and reinvestment of the Trust Fund, all income taxes or other taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or with respect to the Trust Fund, and any interest which may be payable on money borrowed by the Trustee for the purposes of the Trust, shall be paid from the Trust Fund, and, until paid, shall constitute a charge upon the Trust Fund. All other administrative expenses incurred by the Trustee in the performance of its duties, including reasonable fees for legal, appraisal and accounting services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time between the Company and the Trustee, all premiums for bonds required under
Section 13.12 hereof and all other proper charges and disbursements of the Trustee, shall be paid from the Trust unless paid by the Signatory Companies; provided, however, that premiums for required bonds under Section 13.12 hereof may not be paid from the Trust. It is expressly provided, however, that any excise tax assessed against any Trustee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Trust to be paid by the Signatory Companies as hereinabove provided.

         13.12 Bonds. Unless specifically exempted by federal statute or regulations promulgated thereunder, each and every Trustee shall be required to give bond for the faithful performance of its duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors of the Company but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled by the Trustee shall be determined by the funds handled by the Trustee during the preceding

Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Trustee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the Trustee, directly or through connivance with others. However, this Section 13.12 shall not apply as to any Trustee who is also a member of the Committee and has given bond as required by Article XI, Section 12.11 hereof.

         13.13 Indemnity. The Signatory Companies shall indemnify and save the Trustee harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Company) and liabilities (including any amounts paid in settlement with the Company's approval) or other effects and consequences arising from any act, omission or conduct in its official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of the Trustee. Any amounts paid or owing under this Section 13.13 shall be considered as an expense of the Trustee to be paid as provided in Section 13.11 hereof. It is expressly provided, however, that any excise tax assessed against the Trustee pursuant to the provisions of
Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Trustee to be paid by the Signatory Companies as hereinabove provided.

         13.14   Voting and Exchange Offerings with Respect to Employer Stock.

         (a) Each Participant shall have the right, and shall be afforded the opportunity, to direct the manner as to which the

Employer Stock allocated to the Participant's Account shall be voted at all stockholders' meetings or in connection with all solicitations of written consents in lieu of meetings. Each Participant shall be provided with timely written notice of such meetings or consent solicitations. A Participant's instruction on the voting of Employer Stock shall be transmitted in writing to the Trustee who shall vote such stock in accordance with such written instruction, provided such instruction is received by the Trustee within a reasonable time prior to the time such Employer Stock must be voted. A Participant shall be permitted to revoke or change any such instruction, provided such revocation or change is received in writing by the Trustee within a reasonable time prior to the time such Employer Stock must be voted. A Participant's instructions to the Trustee on the voting of Employer Stock shall remain in the strict confidence of the Trustee. In the absence of a written instruction from a Participant, the Trustee shall not vote the shares of Employer Stock allocated to such Participant's account. The Trustee shall vote all unallocated shares in the same proportion as allocated shares are voted by Participants.

         (b)(i) Each Participant, with respect to Employer Stock allocated or attributable to his Account, shall have the right and shall be afforded the opportunity to direct the Trustee as to the manner in which to respond to any tender or exchange offer, or any matter relating to such an offer, in regard to shares of Employer Stock (an "Offer").

             (ii) The Trustee shall as soon as practicable distribute or cause to be distributed to each Participant such information relating to any Offer the Trustee receives as a stockholder of record of the Company.

            (iii) All directions by a Participant shall be given to the Trustee in writing and in such form and manner as the Committee shall prescribe. A Participant shall be permitted to revoke or change any directions given, provided such revocation or change is received in such form and manner as prescribed herein for giving direction regarding an Offer. Any such directions shall remain in the strict confidence of the Trustee.

             (iv) Direction may be given to the Trustee to take such actions as may be necessary to: i) to accept the Offer with respect to the Employer Stock as to which a Participant has the right to give such direction, or (ii) to reject the Offer with respect to the Employer Stock as to which a Participant has the right to give such direction.

              (v) To the extent the Trustee has duly received direction from a Participant, the Trustee shall comply therewith.

             (vi) To the extent direction has not been duly received from a Participant, it shall be deemed that each such Participant has duly directed the Trustee to reject the Offer (with respect to the Employer Stock as to which such Participant has the right to give such direction). The Trustee shall respond to the Offer with respect to any unallocated Employer Stock in the same proportion as participants accept or reject the Offer with respect to allocated Employer Stock.

            (vii) The Trustee shall accept or reject such Offer with respect to Employer Stock in accordance with the foregoing on the last day permitted pursuant to such Offer for such action to be taken without the loss of any benefit under the Offer. To be considered duly received by the Trustee, all directions must be received by the Trustee within a reasonable period of time, as determined by the Trustee, prior to such last day so that the Trustee may act in accordance with such written directions.

                                  ARTICLE XIV.

                          Investment Powers of Trustee

         14.1 Standards; Prudent Man Rule. The Trustee shall, in discharging its duties, act solely in the interest of the Participants and Beneficiaries of the Plan. It must act exclusively for the purpose of providing benefits to Participants and Beneficiaries and for defraying the reasonable expenses of the Plan. The Trustee shall carry out its duties with the same care, skill, prudence and diligence that a prudent man acting in a like capacity would use under conditions prevailing at that time.

         14.2 Appointment of Investment Manager. The Company upon notice to the Trustee, may appoint an investment manager or managers over any portion or portions of the Trust Fund. Such investment manager shall (in accordance with Section 3(38) of the Act) be a fiduciary who is (a) registered as an investment adviser under the Investment Advisers Act of 1940, (b) a bank, as defined in that act, or (c) an insurance company qualified to perform these types of services under the laws of more than one state. Such investment manager shall acknowledge in writing its appointment as a fiduciary under this Plan and Trust. The investment manager shall, except to the extent limited in its written agreement with the Company, have all the powers and duties over the portion of the Trust Fund designated as under its control, as the powers and duties of a Trustee under this Plan including those set forth in this Article
XIV. In accordance with Section 405(d)(1) of the Act, the Trustee shall not be liable for any acts or omissions of the investment manager or be under an obligation to invest or otherwise manage any assets of the Plan, which are subject to the management of such investment manager.

         14.3 Powers of Trustee. The Trustee shall have the following authority, rights, privileges and powers in addition to the authority, rights, privileges and powers elsewhere vested in the

Trustee and those now or hereafter conferred by law, subject to any limitations stated in this Plan:

                 (a) To invest Participant's Deferral Contributions, After-Tax Employee Contributions, Employer Matching Contributions and Employer Contributions in accordance with the provisions of Section
         14.5 of this Article; and

                 (b) At the written direction of the Committee, to invest in, acquire or hold Qualifying Employer Real Property and Qualifying Employer Securities of the Signatory Companies so that the Participants may, in the largest possible measure, share in the profits and growth of the Signatory Companies; provided, that the Trustee shall make no such acquisitions without obtaining prior written approval from the Internal Revenue Service if so required by the provisions of the Code and regulations thereunder then in effect; and provided further, that immediately following the acquisition of Qualifying Employer Securities and Qualifying Employer Real Property, not more than one hundred percent (100%) of the aggregate fair market value of the Trust Fund is invested in Qualifying Employer Securities and Qualifying Employer Real Property; and

                 (c) To hold, manage, control, collect, use (including the power to hold any property unproductive of income) and dispose of the Trust Fund in accordance with the terms of this instrument as if it were the fee simple owner of such Trust Fund; and

                 (d) To keep any or all securities or other property in the name of some other person, partnership or corporation with a power of attorney for transfer attached, or in its name without disclosing its fiduciary capacity; and

                 (e) To invest and reinvest the Trust assets, or any part thereof, in any property of any kind or nature whatsoever (or in any rights or interests therein or in any evidence or indicia thereof), whether real, personal or mixed or whether tangible or intangible, including, but not limited to, the following or anything of a similar kind, character or class: common or preferred stock, including evidences of ownership in so called Massachusetts trusts; fees; beneficial interests; leaseholds; bonds; mortgages; leases; notes or obligations; oil and gas payments; oil and gas contracts and other securities; instruments; commodities; or property within or outside the State of Texas; and to hold cash uninvested at any time and in any amount. The Trustee may make or hold investments of any part of the

         Trust Fund in common or undivided interest with other persons or entities; and

                 (f) To vote, either in person or by proxy, with or without power of substitution, any stocks, bonds or other securities held by it; to exercise any options appurtenant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or securities; to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payments thereof subject to Section 13.14 with respect to Employer Stock; and

                 (g) To collect the principal and income of the Trust as the same may become due and payable and to give binding receipt therefor; and

                 (h) To institute, join in, maintain, defend, compromise, submit to arbitration or settle any litigation, claim, obligation or controversy in favor of or against the Trust Fund, all in the name of the Trustee and without the joinder of any Participant; and

                 (i)      From time to time transfer to a common or pooled
         trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable and such part
         or all of the   Trust Fund so transferred shall be subject to all
         the terms and provisions of the common or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other employees' profit sharing and pension plans. The Trustee may, from time to time, withdraw from such common or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable; and

                 (j) To partition any property or interest held as part of the Trust Fund and to pay or receive such money or property necessary or advisable to equalize differences; to make any distribution from the Trust Fund in cash or in kind, or both (including an undivided inter est in any property) or in any other manner (including composing shares differently) and to value any property belonging to the Trust Fund, which valuation at all times shall be binding upon the Signatory Company and all Participants; and

                 (k) To loan or borrow money in any manner (including joint and several obligations) with or without security, upon such terms as the Trustee may deem advisable regardless of the duration of the Trust created by this instrument and to mortgage (including the making of purchase money mortgages), pledge or in any other manner encumber all or any part of the Trust Fund as the

         Trustee may deem advisable. However, this subparagraph shall not apply to purchases of Qualifying Employer Securities or Employer Stock; and

                 (l) Subject to periodic review and approval by the Committee, to select, employ and reasonably compensate such lawyers, brokers, banks, investment counsel or other agents or employees and to delegate to them such of the duties, rights and powers of the Trustee (including the power to vote shares of stock) as the Trustee deems advisable in administering the Trust Fund; and

                 (m) To appoint any person or corporation in any state of the United States to act as ancillary Trustee with respect to any portion of the Trust Fund. Any ancillary Trustee shall have such rights, powers, duties and discretions as are delegated to it by the Trustee but shall exercise the same, subject to such limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment. Any ancillary Trustee shall be accountable solely to the Trustee and shall be entitled to reasonable compensation; and

                 (n) To exercise all the rights, powers, options and privileges now or hereafter granted to trustees under the Texas Trust Code, except such as conflict with the terms of this instrument. So far as possible, no subsequent legislation or regulation shall limit the rights, powers or privileges granted in this Plan or in the Texas Trust Code, as it now exists. The Trustee shall have, hold, manage, control, use, invest and reinvest, disburse and dispose of the Trust Fund as if the Trustee were the owner thereof in fee simple instead of in trust, subject only to such limitations as are contained herein or such of the laws of the State of Texas as cannot be waived. The instrument shall always be construed in favor of the validity of any act or omission of the Trustee; and

                 (o) To deposit the assets of the Trust with itself or its successors as a bank and/or its bank holding affiliate. Notwithstanding any other provision of the Plan, the Trustee may cause all or any part of the monies or other assets of the Trust, without limitation as to amounts, to be commingled with the monies and assets of similar trusts created by others by causing such monies and assets to be invested as a part of any one or more of the trust funds created by the Trustee, and monies or other assets of this Trust so added to any of such trust funds at any time shall be subject to all of the provisions of the governing instruments of any said trust funds; and

                 (p) To purchase life insurance contracts on the lives of Participants, subject to the following restrictions:

                          (1)     In the event ordinary life insurance
                 contracts are purchased on the lives of Participants, the aggregate premiums for such life insurance for each Participant shall be less than one-half (1/2) of the Signatory Company's Employer Contributions allocated to the credit of the Participant at any particular time. Upon retirement of a Participant, the Trustee shall either distribute the life insurance contracts to that Participant or convert the entire value of the life insurance on the Participant on or before retirement so as to provide periodic income for the Retired Participant;

                          (2) In the event term life insurance contracts are purchased on the lives of Participants, the Trustee shall expend for premiums for each Participant no more than twenty-five percent (25%) of the aggregate of the Signatory Company's Employer Contributions allocated to the credit of that Participant at any particular time; and

                          (3) All insurance policies shall be held by the Trustee, and all right, title and interest therein shall be vested in the Trustee until disposed of by the Trustee as herein provided. At any time and from time to time, each insured Participant shall have the unrestricted right to designate the Beneficiary to receive the death proceeds of the policy or policies on his life, and the Trustee as directed by the Committee shall cause such Beneficiary designation to be made effective. If the Participant is married, the Participant's spouse shall be the Beneficiary unless pursuant to Article VI, Section 6.2 of the Plan the spouse consents to the designation of another Beneficiary.

         14.4    Prohibited Transactions.  Except as elsewhere permitted in the
Act:

                 (a) The Trustee shall not cause the Plan to engage in a transaction if it knows, or should know, that such transaction constitutes a direct or indirect:

                          (1) Sale, exchange or leasing of any property between the Plan and a party in interest;

                          (2) Lending of money or other extension of credit between the Plan and a party in interest, except for exempt and authorized transactions;

                          (3) Furnishing of goods, services or facilities between the Plan and a party in interest;

                          (4) Transfer to, or use by or for the benefit of, a party in interest of any assets of the Plan; or

                          (5) Acquisition on behalf of the Plan of any Employer Stock or Employer Real Property in violation of
                 Section 407(a) of said Act.

                 (b) The Trustee who has authority or discretion to control or manage the assets of a Plan shall not permit the Plan to acquire or hold any Employer Stock or Employer Real Property if it knows, or should know, that holding such security or real property violates Section 407(a) of said Act.

                 (c)      The Trustee shall not:

                          (1) Deal with the assets of the Plan in its own interest or for its own account;

                          (2) In his individual capacity or any other capacity act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of its Participants or Beneficiaries; or

                          (3) Receive any consideration for its own personal account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan.

                 (d) A transfer of real or personal property by a party in interest to the Plan shall be treated as a sale or exchange if the property is subject to a mortgage or similar lien which the Plan assumes or if it is subject to a mortgage or similar lien which a party in interest placed on the property within the ten-year period ending on the date of the transfer.

                 (e)      Except as otherwise permitted in the Act:

                          (1)     The Plan shall not acquire or hold:

                                  (A)      Any Employer Stock which is not a
                          Qualifying Employer Security, or

                                  (B)      Any Employer Real Property which is
                          not Qualifying Employer Real Property.

                 (f) For purposes of determining the time at which a Plan acquires Employer Real Property for purposes of this section, such property shall be deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which the lease to the Signatory Company (or Affiliated Company) is entered into, whichever is later.

                 (g) The Trustee shall not acquire any collectibles. For purposes for this subsection, "collectibles" means any work of art, any rug or antique, any metal or gem, any stamp or coin, any alcoholic beverage, or any other tangible personal property specified by the Secretary of Labor or Secretary of the Treasury.

         14.5 Investment of Contributions. Each Participant shall have the right to elect, in writing on a form provided by the Committee, to have the After-Tax Employee Contributions, Deferral Contributions, Employer Matching Contributions and Employer Contributions which are allocated to his Account invested in such classes of investments as are selected by the Committee and offered for Participants' investment on a uniform, nondiscriminatory basis. Such classes of investments shall be selected from time to time by the Committee. The Participant may elect any combination of investments in these Funds in minimum increments prescribed by the Committee. In the absence of an election by a Participant, such Participant's Account shall be invested in the fixed income fund or its equivalent, which is offered in accordance with the provisions of this Section 14.5.

         A Participant may change the investment of his present Account and the investment of future contributions to be made on his behalf by giving written notice to the Committee (on the prescribed form). Only one change may be made each Plan quarter except to the extent otherwise determined by the Committee. Investment election changes must be in the minimum increments prescribed by the Committee and shall be effective on the Entry Date coincident with or next following thirty (30) days after the election change is received by the Committee.

         The investment of Trust Funds in Qualifying Employer Securities shall not exceed either (a) on an aggregate basis, for the Plan and Trust as a whole, the Trust Funds attributable to the Participant Accounts relating to Employer Contributions and Employer Matching Contributions, or (b) on an individual Participant Account basis (the Qualifying Employer Securities attributable to each Participant's Account) shall not exceed the amounts allocated to each such Participant's Account attributable to Employer Contributions and Employer Matching Contributions. The preceding sentence shall be applied in a manner that is intended to comply with the applicable rulings and releases of the Securities and Exchange Commission with respect to the exemption from registration for Qualifying Employer Securities held by the Plan and Trust.

                                  ARTICLE XV.

                            No Loans to Participants

            Loans to Participants are not permitted under the Plan.

                                  ARTICLE XVI.

                           Amendment and Termination

         16.1 Amendment - General. The Company shall have the sole right to amend this Plan. In the event of any such amendment, each other Signatory Company shall be deemed to have consented to the amendment unless it notifies the Company, in writing, that it refuses to ratify the amendment. In the event that a Signatory Company refuses to ratify to any such amendment, such refusal to ratify shall constitute a withdrawal from this Plan by such Signatory Company. Upon the delivery by the Company to the Trustee of a certified copy of the resolution authorizing an amendment to this Plan, this Plan shall be deemed to have been so amended and all Participants and other persons claiming any interest hereunder shall be bound thereby; provided, that no amendment:

                 (a) Shall have the effect of vesting in any Signatory Company any interest in any property held subject to the terms of the Trust; or

                 (b) Shall (except as permitted by law) cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the present or future Participants and Beneficiaries; or

                 (c) Shall substantially increase the duties or liabilities of the Trustee without its written consent; or

                 (d) Shall (except as permitted by law) reduce benefits of a Participant.

For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the plan shall have the effect of decreasing a Participant's vested Account balance determined without regard to such amendment as of the later of the date such amendment is adopted or becomes effective.

         16.2 Amendments Necessary to Comply with Intentions of Signatory Companies. It is the intention of each Signatory Company that its Employer Matching Contributions and Employer Contributions to this Plan be deductible under the applicable provisions of the Code, that such Employer Matching Contributions and Employer Contributions not be subject to withholding under the Code or the Federal Insurance Contributions Act; and that such Employer Matching Contributions and Employer Contributions not be subject to the Fair Labor Standards Act of 1938, as amended, as part of the "regular rate". The Company shall make such amendments to this Plan as may be necessary to carry out these intentions. All amendments to this Plan which may be required for the purpose of realizing the intentions above stated may be made retroactively.

         16.3 Termination with Respect to Signatory Company Without Establishment of a Successor Plan. A termination of this Plan by any Signatory Company, as provided below in this Section 16.3, without establishment of a successor plan, shall constitute a termination only with respect to such Signatory Company and such termination shall not constitute a termination of this Plan with respect to any other Signatory Company. This Plan shall terminate as to a Signatory Company upon the happening of any of the following events:

                 (a) The approval of the Committee of a written request by such Signatory Company to terminate the Plan, effective as of the last day of the Plan Year in which such consent is issued; or

                 (b) Twenty-one (21) years following the death of the last surviving original Participant living at the time this Plan was adopted by the Signatory Company; provided, however, that this Section 16.3(c) shall be effective only in the event that the Rule Against Perpetuities is applicable to the Trust established under this Plan.

Upon termination of this Plan by any Signatory Company without establishment of a successor plan, the Committee and the Trust will continue until the Plan benefit of each Participant has been distributed. Plan benefits shall be computed and, if necessary, the Trust Fund shall be partially or totally converted to a liquid posture to permit an efficient and equitable distribution. The Signatory Company will give written notice to the District Director of the Internal Revenue Service of the fact that the Signatory Company has terminated or partially terminated the Plan.

         Distributions made on account of Plan termination shall be in accordance with the provisions of Article IX of the Plan and in compliance with any applicable requirements of the Code or other statutory or regulatory agency.

         16.4 Continuation of Plan and Trust by Successor. This Trust shall not be considered terminated upon the dissolution or liquidation of a Signatory Company in the event that a successor to the Signatory Company, by operation of law or by the acquisition of its business interests, shall elect to continue this Plan and Trust as provided in Article XVII.

                                 ARTICLE XVII.

                        Continuance of Plan by Successor

         17.1 Adoption of Plan by Successor. In the event of the consolidation or merger of any Signatory Company or the sale by any Signatory Company of its assets, the resulting successor person or persons corporation may continue the Plan by direction from such person, (if not a corporation); or (if a corporation) by adopting the same by resolution of its board of directors and by executing a proper supplemental trust agreement with the Trustee. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such successor neither adopts this Plan as provided herein nor adopts a successor plan for the benefit of the employees of the Signatory Company, then the Plan automatically shall be terminated and the Trust Fund shall be distributed exclusively to the Participants or their Beneficiaries in the manner provided in Article XVI, Section 16.3.

                                 ARTICLE XVIII.

                   Merger of Plan or Transfer of Plan Assets

         18.1 Transfer, Consolidation or Merger with Another Plan. In the event of (1) a merger or consolidation of the Plan with any other plan or (2) a transfer of assets and liabilities of the Plan to any other plan, each Participant of the Plan will (if the Plan then terminated) be entitled to receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated).

                                  ARTICLE XIX.

                    Adoption of Plan by a Signatory Company

         19.1 Method of Adoption. Any Affiliated Company may with the approval of the Company, adopt this Plan for its Employees. Such adoption shall be effectuated by resolution of the Board of Directors of the Affiliated Company, with a copy of the approved executed resolutions to the Company and the Committee.

         19.2 Withdrawal from the Plan. Subject to the consent of the Company, any Signatory Company may at any time withdraw from or discontinue its participation in this Plan either by failure to consent to an amendment as provided in Article XVI, Section 16.1 or by giving written notice of such withdrawal to the Trustee and may cause to be segregated from the Trust Fund that part of the assets held in the Trust Fund for the Accounts of the Participants employed by such Signatory Company at the date of such discontinuance. A withdrawal, whether or not voluntary, from this Plan by a Signatory Company shall not of itself constitute a termination of the Plan with respect to such Signatory Company. A Signatory Company which withdraws, voluntarily or involuntarily, from this Plan may, as soon as may be practicable, adopt a comparable employee benefit plan and trust which shall qualify under
Section 401(a) of the Code. The withdrawing Signatory Company shall then file with the Trustee a written instrument evidencing its discontinuance in this Plan and shall likewise file with the Trustee a certification by the Committee authorizing the segregation from the Trust Fund of the assets attributable to the Participants employed by such Signatory Company. In the event of segregation as hereinabove provided, the Trustee shall deliver to the successor Trustee such part of the Trust Fund as may be determined by the Committee to constitute the appropriate share of the Trust Fund then held with respect to the Participants employed by such Signatory Company. Such former Signatory Company will thereafter exercise with respect to such Plan and Trust all of the rights and powers which may be reserved to such Signatory Company under the terms of the written instruments providing for such segregation as aforesaid. Such segregating Signatory Company shall likewise file with the successor Trustee such other written instruments as may be necessary in order to make effective the continuance as a separate trust (as though such Signatory Company were the sole creator thereof) of the assets so segregated in accordance with the provisions of this Plan or in accordance with such other plan as may be mutually agreed upon between such Signatory Company and a successor Trustee.

                                  ARTICLE XX.

                       Recovery of Employer Contributions

         20.1 Initial Approval By Internal Revenue Service. Notwithstanding any other provision of this Plan and Trust, it is specifically understood that this Plan and Trust is adopted and executed by the Signatory Company upon the condition precedent that the Plan and Trust shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and the regulations and rulings issued thereunder so that the Signatory Company will be permitted to deduct for federal income tax purposes the amount of the Deferral Contributions, Employer Contributions

(if any) and its Employer Matching Contributions (if any) to the Trust under the Plan, that such Deferral Contributions, Employer Contributions (if any) and Employer Matching Contributions (if any) will not be taxable to the Participants as income when made and that the Trust will be exempt from federal income tax. In the event the Internal Revenue Service shall rule that the Plan and Trust are not so approved and qualified, all Contributions made to the Trust under the Plan by a Signatory Company prior to the initial determination by the Internal Revenue Service as to the qualification of the Plan and Trust shall revert and be repaid by the Trustee to the Signatory Company. No Participant, Eligible Employee, Employee or other person shall have any right to the Employer Matching Contributions (if any) or Employer Contributions (if any). However, After-Tax Employee Contributions and Deferral Contributions allocated to each Participant's Account shall be paid to such Participant. If the Company shall determine, however, in consultation with the Commissioner's representatives, that such failure of qualification may be cured by steps that the Company deems will be in the interest of it and its Employees, the Company may elect to amend the Plan and Trust in order to achieve such qualification rather than cause the reversion of the Contributions as herein provided.

         20.2 Conditioned on Deductibility. All employer contributions of any kind under this Plan are hereby expressly made conditional on being allowed as a deduction to the Signatory Company for federal income tax purposes.

                                  ARTICLE XXI.

                                 Miscellaneous

         21.1 Plan is a Voluntary Undertaking by the Signatory Company. The adoption and maintenance of this Plan and Trust are strictly voluntary undertakings on the part of the Signatory Company and shall not be deemed to be a contract between the Signatory Company and any Employee. Nothing contained herein shall be deemed to give any Employee the right to be retained in the employment of the Signatory Company, to interfere with the rights of the Signatory Company to discharge any Employee at any time or to interfere with an Employee's right to terminate his employment at any time.

         21.2 Benefit Provided Solely by the Trust Fund. All benefits payable under this Plan shall be paid or provided for solely from the Trust and the Signatory Company assumes no liability or responsibility therefor.

         21.3 Nonalienation. No benefit payable or to become payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same by a Participant or Beneficiary prior to distribution as herein provided shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust estate; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage or pledge by a Participant or Beneficiary hereunder of any part of the Trust estate or any interest therein and shall never be required to pay any money or thing of value thereon or therefor, to any creditor of a Participant or Beneficiary or upon any debt created by a Participant or Beneficiary for any cause whatsoever. This provision shall not apply to a "qualified domestic relations order" defined in Section 414(p) of the Code, and those other domestic relations orders permitted to be so treated by the Committee under the provisions of the Retirement Equity Act of 1984. The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse of a surviving spouse for all purposes under the Plan.

         21.4 Applicable Law. The provisions of this Plan shall be construed, administered and enforced according to the Code, as amended, the Act, and, to the extent applicable, the laws of the State of Texas. All contributions to and distributions from the Trust shall be deemed to take place in the State of Texas. The Trustee or Signatory Company may at any time initiate any legal action or proceeding for the settlement of the accounts of the Trustee, for the determination of any questions (including questions of construction which may arise) or for instruction, and the only necessary parties to such action or proceeding shall be the Trustee and the Signatory Company, except that any other person or persons may be included as parties defendant at the elections of the Trustee and the Signatory Company.

         21.5 Construction. Unless the context clearly indicates to the contrary, the masculine gender shall include the feminine and neuter, and the singular shall include the plural. The words "hereof," "herein," hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section.

         21.6 Reference to Code or Act Sections. Reference to the provisions of any particular Section of the Code or Act shall be deemed reference to any Section of the Code or Act which may hereafter contain the same or similar provisions.

         21.7 Binding Agreement. This Plan shall be binding upon the adopting Signatory Companies, the Trustee and their respective successors and assigns, and upon the Participants, their Beneficiaries and their respective heirs and legal representatives.

         21.8 No Joint Venture Implied. The adoption of this Plan by any Signatory Company shall not create a joint venture or partnership relationship between it and any other party hereto, nor shall such action ever be construed as having that effect. Any rights, duties, liabilities or obligations assumed hereunder by each participating Signatory Company or imposed upon it as a result of the terms and provisions of this Plan, shall relate to and affect such Signatory Company alone.

         21.9 Copies of Plan Available. Copies of this Plan and any and all amendments thereto shall be made available for inspection at all reasonable times at the principal office of the Signatory Company to all Employees, and any Employee may obtain a copy of them upon request and the payment of a reasonable reproduction fee.

         21.10 Titles and Headings. The titles to and headings of paragraphs in this Plan are for convenience and reference only and, in the event of any conflict, the text of this Plan and Trust, rather than such titles or headings, shall control.

         21.11 Counterparts. This Plan and all amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart.

         21.12 Severability. If any provision of this Plan and Trust shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, but each provision shall be fully severable and the Plan and Trust shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         21.13 Agent for Service of Legal Process. The Secretary of the Company is hereby designated as agent of the Plan for the service of legal process. Such designated agent may be changed from time to time by action of the Board of Directors of the Company in writing, and such changes shall become effective upon notification of the U.S. Secretary of Labor.

         21.14 Withholding; Reports. The Plan Administrator shall withhold Federal income tax from all distributions from the Trust Fund to any Payee (or, alternatively direct the Trustee to do so by providing the Trustee with such information as may be required under Treasury Regulations), unless such Payee properly elects a direct rollover of the distribution in accordance with
Section 9.8. For purposes of this Section 21.14, Payee means the Participant or other individual or entity entitled to a distribution under this Plan. The manner and amount of withholding will be determined pursuant to Section 3405 of the Code and the regulations thereunder. The Payee shall be timely provided with the following: notice of the Payee's right to elect a direct rollover to any distribution; notice of the method of making such election; and a statement to advise the Payee that penalties may be incurred under the estimated tax payment rules if the payments of the estimated tax are not adequate or if sufficient tax is not withheld from the distribution. Procedures with respect to such notice requirements and the Payee's election shall be determined pursuant to Section 3405 of the Code and the regulations thereunder. The Plan Administrator shall maintain records, and make returns and reports with respect to distributions and withholding thereof, if any, as required under Section 6047(e) of the Code and the regulations thereunder. In addition the Plan Administrator shall make any reports required under Sections 402(f) and 6652(j) pertaining to explanations to recipients of lump sum distributions from the Plan.

         21.15 Single Plan. The Plan shall be administered, accounted for and otherwise treated as a single plan with respect to all the Signatory Companies that adopt this Plan.

         IN WITNESS WHEREOF, the Company has caused this Twentieth Amendment and Restatement to be executed on the date set forth below, effective as set forth above.

December __, 1993                      National Convenience
                                         Stores Incorporated



                                       By: /s/ V.H. VAN HORN
                                           V.H. Van Horn, President
/s/ A.J. GALLERANO
A.J. Gallerano, Secretary



STATE  OF  TEXAS                  )
                                  )
COUNTY OF HARRIS                  )

         This instrument was acknowledged before me on this the 16th day of December, 1993 by V.H. Van Horn, the President of National Convenience Stores Incorporated, a Delaware corporation as its act and deed.

               JANICE L. IVEY                   /s/ JANICE L. IVEY
(SEAL)  Notary Public, State of Texas           NOTARY PUBLIC, STATE OF TEXAS
        My Commission Expires 9-1-96
                                                My Commission Expires:__________

                                   Appendix A




         The following provisions of the Plan are effective January 1, 1987:

                                 In Article I:

         Sections 1.3, 1.4, 1.15, 1.22, 1.26, 1.27, 1.28, 1.30 and 1.39.

                                 In Article II:

         Sections 3.5, 3.6 and 3.7.

         The foregoing Twentieth Amendment and Restatement of the National Convenience Stores Incorporated Profit Sharing Plan and Trust is hereby accepted and agreed to by:


___________________, 1994                 Merrill Lynch Trust Company
                                                of Texas


ATTEST:

____________________________             By: __________________________________
                                                               , Vice President
                                                              and Trust Officer



STATE  OF  TEXAS          )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on this the ______ day of _________________, 1994 by _____________________________, the Vice President
and Trust Officer of Merrill Lynch Trust Company of Texas, a ________________ corporation as its act and deed.


                                            ___________________________________
                                            NOTARY PUBLIC, STATE OF TEXAS

                                            My Commission Expires: ____________